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Securities Act Registration No. 333-41461
Investment Company Act Reg. No. 811-08529

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.                 ☐
Post-Effective Amendment No.     27     ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. ____
(Check appropriate box or boxes.)

MONTEAGLE FUNDS (FORMERLY MEMORIAL FUNDS)
(Exact Name of Registrant as Specified in Charter)

6550 DIRECTORS PARKWAY ABILENE, TEXAS           79606
(Address of Principal Executive Offices)           (Zip Code)

(325) 795-2111
(Registrant's Telephone Number, including Area Code)

CARL CLAYTON PETERSON, PRESIDENT
6550 DIRECTORS PARKWAY
ABILENE, TEXAS 79606
(Name and Address of Agent for Service)

With Copy To:
PAUL B. ORDONIO,	CHARLES W. LUTTER, JR.
VICE PRESIDENT AND SECRETARY	ATTORNEY AND COUNSELOR AT LAW
6550 DIRECTORS PARKWAY	103 CANYON OAKS
ABILENE, TEXAS 79606	SAN ANTONIO, TEXAS 78232

Approximate Date of Proposed Public Offering______________________
It is proposed that this filing will become effective (check appropriate box)
☒ immediately upon filing pursuant to paragraph (b)
☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

July 5, 2006

Monteagle Quality Growth Fund

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Securities and Exchange Commission has not approved or
disapproved the Fund’s shares or determined whether this
prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY	2
PERFORMANCE	3
FEE TABLE	4
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS	5
MANAGEMENT	6
YOUR ACCOUNT	10
GENERAL INFORMATION	10
BUYING SHARES	11
SELLING SHARES	14
EXCHANGE PRIVILEGES	16
OTHER INFORMATION	18
FINANCIAL HIGHLIGHTS	19
NOTICE OF PRIVACY POLICIES AND PROCEDURES	INSIDE BACK COVER
FOR MORE INFORMATION	BACK COVER
TYPES OF INFORMATION	BACK COVER
WHERE YOU CAN GET THIS INFORMATION	BACK COVER

i

RISK/RETURN SUMMARY

CONCEPTS TO UNDERSTAND

Growth Investing means to invest in stocks of companies that have exhibited faster than average earnings growth over the past few years and are expected to continue to show high levels of profit growth.

Common Stock is ownership shares in a corporation that are sold initially by the corporation and then traded by investors.

Market Capitalization of a company means the value of the company’s common stock in the stock market.

Investment Goal

Long-term capital appreciation. The fund will provide at least sixty (60) days notice before changing this policy.

Principal Investment Strategy

Monteagle Quality Growth Fund (the “Fund”) uses a “growth investing” style by investing under normal circumstances at least 80 percent of its assets in the common stock of domestic companies that its sub-adviser believes have superior growth potential and fundamental characteristics that are significantly better than the market average and support internal earnings growth capability. The Fund only invests in companies that have a minimum market capitalization of $250 million at the time of purchase, and seeks to maintain a minimum average weighted market capitalization of $5 billion.

Principal Risks of Investing in the Fund

You could lose money on your investment in the Fund and the Fund could under-perform other investments. The principal risks of investing in the Fund include:

▪	The stock market goes down

▪	The stock market continues to undervalue the stocks in the Fund’s portfolio

▪	The sub-adviser’s judgment as to the value of a stock proves to be wrong

▪	The Fund’s particular investment style falls out of favor with the market

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

Who May Want to Invest in the Fund

You may want to purchase shares of the Fund if:

▪	You are willing to tolerate significant changes in the value of your investment
▪	You are pursuing a long-term goal
▪	You are willing to accept higher short-term risk

The Fund may not be appropriate for you if:

▪	You want an investment that pursues market trends or focuses only on particular sectors or industries
▪	You need regular income or stability of principal
▪	You are pursuing a short-term goal or investing emergency reserves

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Monteagle Quality Growth Fund

The following chart shows the annual total return of the Fund for each full calendar year the Fund has operated.

During the period shown in the chart, the highest quarterly return was 16.32% (for the quarter ended December 1999) and the lowest return was -15.20% (for the quarter ended March 2001). The latest quarter ended (2nd quarter 2006) performance was -4.08%.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

The following table compares the Fund’s average annual total returns as of December 31, 2005, to the S&P 500 Index and the Russell 1000 Growth Index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax. We did not take into consideration state or local income taxes. In certain cases the figure representing “Return After Taxes on Distributions” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown. Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, this information does not apply to your investment because such accounts are subject to taxes only upon distribution.

	1 Year	5 Year	Since Inception(1)
Monteagle Quality Growth Fund (4)
Return Before Taxes	2.77%	-3.01%	2.58%
Return After Taxes on Distributions	2.77%	-3.04%	1.05%
Return After Taxes on Distributions and Sale of Fund Shares	1.81%	-2.55%	1.57%
S&P 500 Index (2)
(reflects no deduction for fees, expenses or taxes)	4.91%	0.54%	3.29%
Russell 1000 Growth Index (3)
(reflects no deduction for fees, expenses or taxes)	5.26%	-3.58%	0.57%

(1)	Since March 30, 1998.
(2)
The S&P 500® Index is the Standard & Poor’s 500 Index, a widely recognized, unmanaged index of common stock. The index figures assume reinvestment of all dividends paid by stocks included in the index. One cannot invest directly in the index. While both the S&P 500 Index and the Russell 1000 Growth Index are shown, the sub-adviser believes that the S&P 500 Index more accurately represents the Fund’s industry diversification, capitalization range and risk characteristics.

(3)	The Russell 1000 Growth Index tracks stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in the index.
(4)	Reflects the return when Monteagle Quality Growth Fund was the Memorial Large Cap Growth Fund.

FEE TABLE

The following tables describe the fees and expenses that you will pay if you invest in the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee	None
Exchange Fee	None

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees [1]	1.20%
Distribution (12b-1) Fees	None
Other Expenses [2]	0.03%

Total Annual Fund Operating Expenses	1.23%

¹	Management fees include all investment advisory, custodial, administrative and other services.
[2]
Based on estimated amounts. The Fund's Adviser is responsible for paying all the Fund's expenses except taxes, interest, litigation expenses, independent Trustee expenses and other extraordinary expenses.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes a $10,000 investment in the Fund, a 5 percent annual return, that the Fund’s operating expenses remain the same as stated in the table above (before waivers and reimbursements) and reinvestment of all distributions and redemptions at the end of each period. Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$157	$486	$839	$1,835

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Investment Objective

The investment objective of the Fund is long-term capital appreciation. There is no assurance that the Fund will achieve this objective.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing under normal circumstances at least 80 percent of its assets in the common stock of domestic companies. For purposes of this policy, assets means net assets plus borrowings for investment purposes. This policy will not be changed without 60 days’ prior written notice to shareholders. The Fund only invests in companies having a minimum market capitalization of $250 million at the time of purchase, and seeks to maintain a minimum average weighted market capitalization of $5 billion.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

The Fund invests in the securities of issuers that its sub-adviser believes have superior growth potential and fundamental characteristics that are significantly better than the market average and support internal earnings growth capability. The Fund may invest in the securities of companies whose growth potential is, in the sub-adviser’s opinion, generally unrecognized or misperceived by the market. The sub-adviser may also look to changes in a company that involve a sharp increase in earnings, the hiring of new management or measures taken to close the gap between the company’s share price and takeover/asset value.

Principal Investment Risks

GENERALLY. There is no assurance that the Fund will achieve its investment objective, and the Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fund may be worth less than its original value. The Fund, by itself, does not provide a complete investment program.

All investments made by the Fund have some risk. In addition to the specific risks outlined above, the market value of any security in which the Fund may invest is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of the issuer’s worth.

The Fund may be an appropriate investment if you are seeking long-term growth in your investment, and are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The investment style for the Fund could fall out of favor with the market. In other words, if investors lose interest in “growth” stocks, then the net asset value of the Fund could also decrease.

TEMPORARY DEFENSIVE POSITION.  In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest without limit in securities issued by the U.S. Government, cash or cash equivalents such as high quality money market instruments. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives.

MANAGEMENT

The business of Monteagle Funds (the “Trust”) and the Fund is managed under the direction of the Board of Trustees (the “Board”). The Board formulates the general policies of the Fund and all other series of the Trust and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Trustees, as well as executive officers, may be found in the Statement of Additional Information (“SAI”).

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

Adviser

Parkway Advisors, L.P. (“Parkway Advisors” or “Adviser”), 6550 Directors Parkway, Abilene, Texas 79606, serves as investment adviser to the Fund. Subject to the general control of the Board, the Adviser is responsible for among other things, developing a continuing investment program for the Fund in accordance with its investment objective, reviewing the investment strategies and policies of the Fund and advising the Board on the selection of sub-advisers.

Parkway Advisors is a wholly owned subsidiary of Directors Investment Group, Inc., a holding company of several businesses which include insurance companies. Prior to May 2001, Parkway Advisors was the investment management department of a related insurance company responsible for the management of assets for over 13 years. The investment management department spun out of the insurance company, organized Parkway Advisors in April of 2001 and has been registered with the SEC as an investment adviser since May 16, 2001. It manages client portfolios with assets in excess of $580 million. Carl C. Peterson is its CEO & Principal, Theron R. Holladay, CFA is the VP & Chief Investment Officer and Paul B. Ordonio, Esq. is VP / Counsel & Chief Compliance Officer. They are responsible for management of operations, portfolios and oversight of the sub-advisers.

In this capacity, Parkway Advisors advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund, although the Adviser has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio to Davis Hamilton Jackson & Associates, L.P. The Adviser is paid based on the following average daily net asset rate schedule:

Fund Assets	Fee Cap
$1 - $25 million	1.200%
$25,000,001 to $50 million	1.115%
$50,000,001 to $100 million	0.975%
Over $100 million	0.875%

The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

Sub-adviser / Portfolio Manager

The Adviser has the ultimate responsibility (subject to oversight by the Board) to oversee the sub-adviser and recommend its hiring, termination and replacement. The Adviser has entered into an investment sub-advisory agreement with Davis Hamilton Jackson & Associates, L.P. (“DHJA”), under which DHJA serves as the Fund’s sub-adviser. The Adviser has retained DHJA to render advisory services and make daily investment decisions for the Fund. The day-to-day management of the Fund is performed by a portfolio manager employed by the sub-adviser to the Fund. The sub-adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The sub-adviser for the Fund and its portfolio manager’s business experience and educational background follow:

DAVIS HAMILTON JACKSON & ASSOCIATES, L.P. (“DHJA”) at 5 Houston Center, 1401 McKinney, Suite 1600, Houston, Texas 77010, manages the portfolio of Monteagle Quality Growth Fund and has since 03/98. DHJA currently manages over $4.1 billion for institutions and high net worth individuals and invests primarily in domestic equity securities. Mr. Robert C. Davis is the Fund’s portfolio manager. Mr. Davis is a co-founder, principal and member of the executive committee of DHJA which was formed in 1988. He has been in portfolio management since 1969. Mr. Davis received his B.A. and M.A. in Economics from the University of Texas at Arlington. In 1969, he joined Texas American Investment Services where he became an investment manager and trust officer. He subsequently spent four years with the institutional division of Shearson/Hammill and First International Investment Co. In 1976 he joined Citicorp Investment Management, Inc. where he began as a senior portfolio manager. Mr. Davis became President and Managing Director of Citicorp Investment Management, Inc. He left in 1987 when he joined the regional institutional brokerage firm of Lovett Mitchell Webb & Garrison as Director of Research. In 1988 he left Lovett Mitchell Webb & Garrison to form Davis Hamilton, Inc. which became Davis Hamilton Jackson & Associates, Inc. which became DHJA.

Mr. Davis is a Chartered Financial Analyst, Chartered Investment Counselor and a member of the CFA Institute and the Houston Society of Financial Analysts.

Each annual report of the Fund will contain information about the factors that the Board of Trustees considered in approving the Fund’s management and sub-advisory agreements. The Statement of Additional Information supplements this prospectus. It provides additional information about the Adviser, investment manager, and any portfolio managers: compensation, other accounts they manage, their respective ownership of Fund shares.

The Sub-Advisory Agreement between the Trust, the Adviser and DHJA was approved by shareholders on November 29, 2002, and subsequent continuations were approved by the Board. On January 30, 2006, the Board approved a new Sub-Advisory Agreement subject to the reorganization. For its services, DHJA will receive an advisory fee from the Adviser at an annual rate of 0.30% of the Fund’s average daily net assets.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

SEC Exemptive Order

The Trust and the Adviser are applying for an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Adviser, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated sub-advisers approved by the Board, without obtaining shareholder approval. The exemptive order would permit the Adviser, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated sub-advisers for new or existing funds, change the terms of particular agreements with unaffiliated sub-advisers or continue the employment of existing unaffiliated sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. Shareholders of the Fund have the right to terminate an agreement with a sub-adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any sub-adviser changes. If the Adviser hires more than one sub-adviser for the Fund, the order also permits the Fund to disclose to shareholders the sub-advisers’ fees only in the aggregate for the Fund.

Prior to October 2002 the Trust operated under an exemptive order covering sub-adviser matters. With the October 1, 2002 change in investment advisers, the Trust could no longer utilize the exemptive order specific to the previous Adviser. On November 29, 2002, shareholders instructed management to submit an application for an exemptive order on the same terms and conditions as the prior order. On October 23, 2003, the SEC proposed Rule 15a-5 under the Investment Company Act of 1940 that would allow funds to operate under conditions like those in the application for an exemptive order. The SEC staff has been advised that the Trust and the Adviser wish to proceed with the application and that they have added a condition to the application providing that any exemptive order will terminate if and when Rule 15a-5 is adopted. In January 2005 the SEC staff provided comments on the application for exemption. There is no assurance that exemptive relief will be granted.

Other Service Providers

Citco Mutual Fund Distributors, Inc. (the “Distributor”), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, is the sole distributor of shares of the Fund. The Distributor is a Delaware corporation, a broker-dealer registered with the SEC, and a member of the National Association of Securities Dealers. Employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of shares of the Fund.

The Distributor is a wholly-owned subsidiary of Citco Mutual Fund Services, Inc. (“CMFS”), a full service U.S. mutual fund back office servicing company which provides administration, fund accounting, transfer agency and dividend disbursing agency services to the Fund.

The fees and other charges (except for any extraordinary expenses) associated with the Service Providers are paid by the Adviser.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

Fund Expenses

The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses. The Fund’s expenses are capped at the levels in which it pays the Adviser (outlined above). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the Adviser. The Fund’s expenses are comprised of expenses attributable to the Fund as well as expenses that are allocated among all series of the Trust. In addition to all of the operating expenses of the Fund, the Adviser is responsible for distribution expenses - including, among other things, it pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes. The Adviser or the Sub-adviser (not the Fund) may, from its management fee, pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute or regulation.

YOUR ACCOUNT

HOW TO CONTACT THE FUND

Write to us at:
Monteagle Funds
6550 Directors Parkway
Abilene, Texas 79606

Overnight Address:
Monteagle Funds
6550 Directors Parkway
Abilene, Texas 79606

Distributor:
Citco Mutual Fund Distributors, Inc. 83 General Warren Blvd, Suite 200
Malvern, Pennsylvania 19355

Telephone us Toll-Free at:
(888) 263-5593

Wire investments (or ACH payments) to:
Wachovia Bank NA
ABA #031201467
F/C Citco Mutual Fund Distributors, Inc.
For Credit to:
Account #2000021334711
For Further Credit to:
The Monteagle Funds -
Quality Growth Equity Fund
(Your Name)
(Your Account Number)

General Information

You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase and sell shares at the net asset value of a share or NAV next calculated after the transfer agent receives your completed application. If the transfer agent receives your completed application prior to 4:00 p.m., your transaction will be priced at that day’s NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

The Fund reserves the right to impose minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED. The Fund calculates its NAV as of the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time) on each weekday except days when the Exchange is closed. The time at which NAV is calculated may change in case of an emergency or if the Exchange closes early. The Fund’s NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. The Fund values securities for which market quotations are readily available at current market value. Securities for which market quotations are readily available are valued using the official closing price. If market quotations are not readily available or reliable, the Fund values securities at fair value, as determined by the Board (e.g., if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation). The NAV may be different if fair value is utilized rather than using market quotations.

TRANSACTIONS THROUGH THIRD PARTIES. If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

Buying Shares

HOW TO MAKE PAYMENTS.  All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

•
Checks. For individual, sole proprietorship, joint and Uniform Gifts to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “Monteagle Funds” or to one or more owners of the account and endorsed to “Monteagle Funds.” For all other accounts, the check must be made payable on its face to “Monteagle Funds.” No other method of check payment is acceptable (for instance, you may not pay by travelers check).

•
Purchases by Automated Clearing House (“ACH”). This service allows you to purchase additional shares through an electronic transfer of money from your checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. You may call (888) 263-5593 to request an ACH transaction.

•	Wires. Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

•
IRA Accounts. Please note that a different procedure is used for opening Individual Retirement Accounts (IRAs). Please call Citco Mutual Fund Services, Inc. (the “Transfer Agent”) at (888) 263-5593 for details. The Transfer Agent will charge $25 against a shareholder’s account for any check returned for insufficient funds.

MINIMUM INVESTMENTS. The minimum initial investment for the Fund is $2,000. There is no minimum additional investment.

Management of the Fund may choose to waive the initial investment minimum.

Account Requirements

Type of Account	Requirement

Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons required to sign exactly as their names appear on the account.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	• Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.

Business Entities	• Submit a Corporate/Organization Resolution form or similar document.

Trusts	• The trust must be established before an account can be opened. • Provide a certified trust document, or the pages from the trust document that identify the trustees.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

Investment Procedures

How to Open an Account	How to Add to Your Account
By Check

•     Call or write us for an account application (and a Corporate/Organization Resolution form, if applicable)

•     Complete the application (and resolution form)

•     Mail us your application (and resolution form) and a check
By Check • Fill out an investment slip from a confirmation statement or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and a check

By Wire

•     Call or write us for an account application (and a Corporate/Organization Resolution form, if applicable)

•     Complete the application (and resolution form)

•     Call us to fax the completed application (and resolution form) and we will assign you an account number

•     Mail us your original application (and resolution form)

•     Instruct your bank to wire your money to us
By Wire • Call to notify us of your incoming wire • Instruct your bank to wire your money to us

By ACH Payment

•     Call or write us for an account application (and a Corporate/Organization Resolution form, if applicable)

•     Complete the application (and resolution form)

•     Call us to fax the completed application (and resolution form) and we will assign you an account number

•     Mail us your original application (and resolution form)

•     Make an ACH payment
By Systematic Investment • Complete the Systematic Investment section of the application • Attach a voided check to your application • Mail us the completed application and the voided check

SYSTEMATIC INVESTMENTS. You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES. The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a Fund within a calendar year).

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

CANCELLED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be cancelled. You will be responsible for any losses or expenses incurred by a Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account in any Fund) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

Selling Shares

The Fund processes redemption orders promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. The Fund will redeem your shares when the redemption request is received; but, if you recently purchased your shares by check and the Fund has not yet collected payment for those shares, your redemption proceeds may be released when the Fund is reasonably satisfied that the check has cleared, which may take up to 15 calendar days.

How to Sell Shares from Your Account

By Mail
•     Prepare a written request including:
➢ Your name(s) and signature(s)
➢ Your account number
➢ The Fund name
➢ The dollar amount or number of shares you want to sell
➢ How and where to send your proceeds
•     Obtain a signature guarantee (if required)
•     Obtain other documentation (if required)
•     Mail us your request and documentation

By Wire
•     Wire requests are only available if you provided bank account information on your account application and your request is for $5,000 or more
•     Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”) OR
•     Mail us your request (See “By Mail”)

By Telephone
•     Call us with your request (unless you declined telephone redemption privileges on your account application)
•     Provide the following information:
➢ Your account number
➢ Exact name(s) in which the account is registered
➢ Additional form of identification
•     Your proceeds will be:
➢ Mailed to you OR
➢ Wired to you (unless you did not provide bank account information on your account application) (See “By Wire”)

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

How to Sell Shares from Your Account

Systematically • Complete the systematic withdrawal section of the application • Attach a voided check to your application • Mail us your completed application

TELEPHONE REDEMPTION PRIVILEGES. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

WIRE REDEMPTIONS. You may have your redemption proceeds wired to you if you provided bank account information on your account application. The minimum amount you may redeem by wire is $5,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

IRA REDEMPTIONS. If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding.

SYSTEMATIC WITHDRAWAL. If you own shares of the Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments can be sent to your address of record by check or to a designated bank account by ACH payment. Systematic requests must be for at least $100.

SIGNATURE GUARANTEE REQUIREMENTS.  To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. We will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name
•	Redemption from an account for which the address or account registration has changed within the last 30 days
•	Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record
•	Sending redemption or distribution proceeds to an account with a different registration (name or ownership) from yours
•	Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

We reserve the right to require a signature guarantee(s) on all redemptions.

SMALL ACCOUNTS.  If the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of a reduction in your account’s market value.

REDEMPTIONS IN KIND. The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in kind” usually occur if the amount requested is large enough to affect the Fund’s operations (for example, if it represents more than 1 percent of the Fund’s assets).

LOST ACCOUNTS.  The Transfer Agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be cancelled.

Exchange Privileges

You may sell your Fund shares and buy shares of any other series of Monteagle Funds, also known as an exchange, by telephone or in writing. Because exchanges are treated as a sale and purchase, they may have tax consequences.

REQUIREMENTS. You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

How to Exchange

By Mail
•     Prepare a written request including:
➢ Your name(s) and signature(s)
➢ Your account number
➢ The names of the funds you are exchanging
➢The dollar amount or number of shares you want to sell (and exchange)
•     If opening a new account, complete an account application if you are requesting different shareholder privileges
•     Mail us your request and documentation

By Telephone
•     Call us with your request (unless you declined telephone redemption privileges on your account application)
•     Provide the following information:
➢ Your account number
➢ Exact name(s) in which account is registered
➢ Additional form of identification

Market Timing

Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies, may drive fund expenses higher, may increase taxable capital gains, and may harm fund performance (diluting the value of fund shares held by long-term investors).

It is the Trust’s policy to strongly discourage abusive short-term trading or market timing in the Trust’s funds. This policy and related procedures are designed to reduce, to the extent possible, investors from using the Fund for abusive short-term trading or market timing. To minimize harm to the Fund and its shareholders, the Trust reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that the Trust believes are made on behalf of persons engaging in excessive shot-term trading.

Service providers to the Trust (primarily the Adviser and the Transfer Agent) are subject to this policy and will assist the Trust in undertaking steps necessary to implement this policy and related procedures. Trust service providers will assist the Trust in monitoring selected trades based on a shareholder’s trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the service providers believe a shareholder has engaged in abusive trading practices, they will inform the Trust’s Chief Compliance Officer and may, after consultation with or at the discretion of the Trust’s Chief Compliance Officer, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

The ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers and the like is limited, as trading platforms, brokers, and retirement plan administrators often maintain the underlying shareholder transactions and do not disclose to the Trust or its service providers individual shareholder transaction information. If within one (1) business day of a financial intermediary’s receipt of the order, the Trust believes abusive short-term trading or other policy violation is being conducted through or by a financial intermediary on an omnibus basis, any transactions processed through that same financial intermediary may be cancelled or rejected in whole or in part.

OTHER INFORMATION

Distributions

The Fund declares and pays distributions from net investment income quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund intends to operate in a manner such that it will not be liable for Federal income or excise tax.

The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund’s distributions of long-term capital gain, if any, generally are taxable to you as long-term capital gain regardless of how long you have held your shares of the Fund. Distributions may also be subject to state and local taxes.

If you purchase shares shortly before the Fund makes a distribution, you are taxed on the distribution even though the distribution may represent a return of your investment. The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

The Fund may be required to withhold Federal income tax at the rate of 30 percent of all distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year shortly after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This information has been audited by Cohen McCurdy, Ltd. for the years ended December 31, 2004 - 2005, and by another independent public accounting firm for the years ended December 31, 2001 - 2003. The Fund’s financial statements and the auditors’ report are included in the Annual Report, which is available upon request, without charge.

	Year Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01
Selected Data for a Single Share
Beginning Net Asset Value	$7.69	$7.40	$6.16	$7.77	$9.26
Income From Investment Operations
Net investment income / (loss)	0.00(1)	0.01	-0.01	-0.01	--
Net gain (loss) on securities (realized and unrealized)	0.21	0.29	1.25	-1.60	-1.47
Total From Investment Operations	0.21	0.30	1.24	-1.61	-1.47
Less Distributions
From net investment income	0.00(2)	-0.01	-0.00(3)	--	--
From capital gain	--	--	--	--	-0.02
Total Distributions	0.00	-0.01	--	--	-0.02
Ending Net Asset Value	$7.90	$7.69	$7.40	$6.16	$7.77
Other Information
Ratios to Average Net Assets
Expenses	1.26%	1.25%	1.25%	1.20%	1.11%
Expenses (gross)	1.54%	1.69%	2.44%	2.64%	1.47%
Net investment income/(loss)	-0.04%	0.19%	-0.11%	-0.18%	-0.06%
Total Return (4)	2.77%	4.11%	20.20%	-20.72%	-15.82%
Portfolio Turnover Rate	92%	94%	88%	58%	52%
Net Assets at End of Period (in thousands)	$19,278	$15,841	$13,140	$7,775	$9,289

(1)	Net investment loss per share was $(0.0031)).
(2)	Distributions per share were $(0.0032).
(3)	Distributions per share were $(0.0038).
(4)
Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends. Total return would have been lower had certain expenses not been reduced during the period shown.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

NOTICE OF PRIVACY POLICIES AND PROCEDURES

At the Monteagle Funds, we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transactions and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell shareholder information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

•	Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account;

•	The Fund's investment adviser; and

•	Regulatory or law-enforcement authorities.

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of client information.

The Monteagle Funds consider privacy a fundamental right of shareholders and take seriously the obligation to safeguard shareholder information. We will adhere to the policies and practices above for both current and former shareholders. If you believe that any information about you is not accurate, please let us know.

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

FOR MORE INFORMATION

Annual/Semi-Annual Reports
Each Fund will provide annual and semi-annual reports to shareholders that will provide additional information about the Fund’s investments. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performances during their last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information
about each Fund and it is hereby incorporated (legally part of this prospectus) by reference.

Contacting the Funds
You can get free copies of both reports and the SAI, request other information and discuss your questions about each Fund by contacting your broker or the Funds at:

MONTEAGLE FUNDS
6550 Directors Parkway
Abilene, Texas 79606
(888) 263-5593
www.monteaglefunds.com

Securities and Exchange Commission Information
You can also review each Fund’s reports, SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or by writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: public info@sec.gov

Free copies of the reports and SAI are available from the SEC’s Web site at: http://www.sec.gov

Investment Company Act File No. 811-08529

Monteagle Fixed Income Fund

Monteagle Value Fund

Monteagle Large Cap Growth Fund

Monteagle Quality Growth Fund

Monteagle Select Value Fund

MONTEAGLE FUNDS
6550 DIRECTORS PARKWAY
ABILENE, TEXAS 79606
www.monteaglefunds.com

C/O CITCO DISTRIBUTORS, INC.
83 GENERAL WARREN BOULEVARD, SUITE 200
MALVERN, PA 19355
(888) 263-5593

Monteagle Funds – Monteagle Quality Growth Fund Prospectus

PROSPECTUS

July 5, 2006

Monteagle Select Value Fund

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY	1
PERFORMANCE	2
FEE TABLE	3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS	4
MANAGEMENT	5
YOUR ACCOUNT	9
GENERAL INFORMATION	9
BUYING SHARES	10
SELLING SHARES	13
EXCHANGE PRIVILEGES	16
OTHER INFORMATION	17
FINANCIAL HIGHLIGHTS	19
NOTICE OF PRIVACY POLICIES AND PROCEDURES	Inside Back Cover
FOR MORE INFORMATION	Back Cover
TYPES OF INFORMATION	BACK COVER
WHERE YOU CAN GET THIS INFORMATION	BACK COVER

RISK/RETURN SUMMARY

CONCEPTS TO UNDERSTAND

Value Investing means to invest in stocks whose prices are low relative to stocks of comparable companies.

Common Stock is ownership shares in a corporation that are sold initially by the corporation and then traded by investors.

Price/Earnings Ratio means the ratio of a company’s current market capitalization divided by annual earnings per share.

Market capitalization of a company means the value of the company’s common stock in the stock market.

Investment Goal

Long-term capital appreciation. The fund will provide at least sixty (60) days notice before changing this policy.

Principal Investment Strategy

Monteagle Select Value Fund (the “Fund”) uses a “value investing” style by investing under normal circumstances at least 80 percent of its assets in the common stock of domestic companies that its Adviser believes are under-priced relative to comparable securities determined by price/earnings ratios, cash flows or other measures. The Fund’s Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Fund’s Adviser establishes valuation parameters, by using relative ratios or target prices to evaluate companies on several levels. The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Principal Risks of Investing in the Fund

You could lose money on your investment in the Fund and the Fund could under-perform other investments. The principal risks of investing in the Fund include:

•	The stock market goes down

•	The stock market continues to undervalue the stocks in the Fund’s portfolio

•	The Adviser’s judgment as to the value of a stock proves to be wrong

•	The Fund’s particular investment style falls out of favor with the market

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest in the Fund

You may want to purchase shares of the Fund if:

•	You are willing to tolerate significant changes in the value of your investment
•	You are pursuing a long-term goal
•	You are willing to accept higher short-term risk

Monteagle Funds – Monteagle Select Value Fund Prospectus

The Fund may not be appropriate for you if:

•	You want an investment that pursues market trends or focuses only on particular sectors or industries
•	You need regular income or stability of principal
•	You are pursuing a short-term goal or investing emergency reserves

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Monteagle Select Value Fund

The following chart shows the annual total return of the Fund for each full calendar year the Fund has operated.

During the period shown in the chart, the highest quarterly return was 19.63% (for the quarter ended June 30, 2003) and the lowest return was -22.30% (for the quarter ended September 30, 2002). The latest quarter ended (2nd quarter 2006) performance was -0.02%.

The following table compares the Fund’s average annual total returns as of December 31, 2005, to the S&P/Barra Value Index and the Russell 1000 Value Index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. In certain cases the figure representing “Return After Taxes on Distributions” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown. Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, this information does not apply to your investment because such accounts are subject to taxes only upon distribution.

Monteagle Funds – Monteagle Select Value Fund Prospectus

Monteagle Select Value Fund(4)	1 Year	5 Year	Since Inception(1)
Return Before Taxes	1.45%	9.59%	5.23%
Return After Taxes on Distributions	1.18%	9.23%	4.85%
Return After Taxes on Distributions and Sale of Fund Shares	1.25%	8.17%	4.32%
S&P 500 Index (2)
(reflects no deduction for fees, expenses or taxes)	4.91%	0.54%	3.29%
Russell 1000 Value Index(3)
(reflects no deduction for fees, expenses or taxes)	7.05%	5.28%	5.80%

(1)	Since March 30, 1998.
(2)
The S&P 500 Index is the Standard & Poor’s 500 Index, a widely recognized, unmanaged index of common stock. The index figures assume reinvestment of all dividends paid by stocks included in the index. One cannot invest directly in the index.

(3)	The Russell 1000 Value Index tracks stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in the index.
(4)	Reflects the return from March 30, 1998 to December 31, 2005 when Monteagle Select Value Fund was the Memorial Large Cap Value Equity Fund.

FEE TABLE

The following tables describe the fees and expenses that you will pay if you invest in the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees [1]	1.20%
Distribution (12b-1) Fees	None
Other Expenses [2]	0.04%

Total Annual Fund Operating Expenses	1.24%

Monteagle Funds – Monteagle Select Value Fund Prospectus

¹	Management fees include all investment advisory, custodial, administrative and other services.
[2]
Based on estimated amounts. The Fund's Adviser is responsible for paying all the Fund's expenses except taxes, interest, litigation expenses, independent Trustee expenses and other extraordinary expenses.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes a $10,000 investment in the Fund, a 5 percent annual return, that the Fund’s operating expenses remain the same as stated in the table above (before waivers and reimbursements) and reinvestment of all distributions and redemptions at the end of each period. Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Investment Objective

The investment objective of the Fund is long-term capital appreciation. There is no assurance that the Fund will achieve this objective.

Principal Investment Strategies

The Fund seeks to attain its objective by investing under normal circumstances at least 80 percent of its assets in common stocks of domestic companies. For purposes of this policy, assets mean net assets plus borrowings for investment purposes. This policy will not be changed without 60 days’ prior written notice to shareholders. The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Using a value approach, the Fund seeks to invest in stocks that are under-priced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Fund’s Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Fund’s Adviser establishes valuation parameters, by using relative ratios or target prices to evaluate companies on several levels.

Monteagle Funds – Monteagle Select Value Fund Prospectus

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

Principal Investment Risks

GENERALLY. There is no assurance that the Fund will achieve its investment objective, and the Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fund may be worth less than its original value. The Fund, by itself, does not provide a complete investment program.

All investments made by the Fund have some risk. In addition to the specific risks outlined above, the market value of any security in which the Fund may invest is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of the issuer’s worth.

The Fund may be an appropriate investment if you are seeking long-term growth in your investment, and are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The value of the Fund’s investments could be impacted by changes in interest rates. The investment style for the Fund could fall out of favor with the market. In other words, if investors lose interest in “value” stocks, then the net asset value of the Fund could also decrease.

TEMPORARY DEFENSIVE POSITION. In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest without limit in securities issued by the U.S. Government, cash or cash equivalents such as high quality money market instruments. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives.

MANAGEMENT

The business of Monteagle Funds (the “Trust”) and the Fund is managed under the direction of the Board of Trustees (the “Board”). The Board formulates the general policies of the Fund and all other series of the Trust and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Trustees, as well as executive officers, may be found in the Statement of Additional Information (“SAI”).

Monteagle Funds – Monteagle Select Value Fund Prospectus

Adviser

Parkway Advisors, L.P. (“Parkway Advisors” or “Adviser”), 6550 Directors Parkway, Abilene, Texas 79606, serves as investment adviser to the Fund. Subject to the general control of the Board, the Adviser is responsible for among other things, developing a continuing investment program for the Fund in accordance with its investment objective, reviewing the investment strategies and policies of the Fund and advising the Board on the selection of sub-advisers.

Parkway Advisors is a wholly owned subsidiary of Directors Investment Group, Inc., a holding company of several businesses which include insurance companies. Prior to May 2001, Parkway Advisors was the investment management department of a related insurance company responsible for the management of assets for over 13 years. The investment management department spun out of the insurance company, organized Parkway Advisors in April of 2001 and has been registered with the SEC as an investment adviser since May 16, 2001. It manages client portfolios with assets in excess of $580 million. Carl C. Peterson is its CEO & Principal, Theron R. Holladay, CFA is the VP & Chief Investment Officer and Paul B. Ordonio, Esq. is VP / Counsel & Chief Compliance Officer. They are responsible for direct management and operations of the portfolios. The Adviser is paid based on the following average daily net asset rate schedule:

Fund Assets	Fee Cap
$1 - $25 million	1.200%
$25,000,001 to $50 million	1.115%
$50,000,001 to $100 million	0.975%
Over $100 million	0.875%

The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses.

Portfolio Management Team

The Fund is managed by a team. The portfolio investment team consists of Carl C. Peterson and Theron R. Holladay. They have been with the Adviser since inception and worked together with its predecessor operation. They are jointly and primarily responsible for the day-to-day management of the Fund (since 03/04). Messrs. Peterson and Holladay are Registered Representatives of the Fund’s principal underwriter/ distributor since January 2003 so that they may participate in efforts to market the Fund.

Carl C. Peterson attended Texas A&M University and received a Bachelor of Business Administration degree in Accounting in 1983. His business background for preceding five (5) years includes the following: Parkway Advisors, L.P., CEO from 04/01 to present; Directors Investment Group, Inc., Director from 04/03 to present; Memorial Funds, President from 10/02 to present; Parkway Advisors Group, Inc., President from 04/01 to present; Parkway Advisors Holdings, Inc., President from 04/01 to present; Citco Mutual Fund Distributors, Inc., Registered Representative from 10/03 to Present; InCap Securities, Inc., Registered Representative from 01/03 to 10/03; Citizens Bank, N.A., Advisory Board Member from 06/99 to 04/01; Directors Air Corporation, Vice President/CFO from 12/96 to 04/01; Directors Capital Ventures, Inc., Vice President/CFO from 12/95 to 04/01; Directors Financial Management, L.P., Vice President/CFO from 12/95 to 04/01; Directors Real Estate Management, L.P., Vice President/CFO, from 12/95 to 04/01, Directors Travel, L.P., Vice President/CFO from 12/95 to 04/01; Texas Directors Life Insurance Company, Vice President/CFO from 01/92 to 04/01; Directors Holding Corporation, Vice President/CFO from 11/91 to 04/01; Directors Investment Group, Inc., Vice President/CFO from 11/91 to 04/01; ; Funeral Agency, Inc., Accountant from 09/89 to 04/01; Funeral Directors Life Insurance Co., Vice President/CFO from 08/88 to 04/01; Abilene Fireman’s Relief and Retirement Fund, Trustee from 05/97 to 06/00; Affiliated Funeral Supply Co., Accountant from 02/89 to 11/96.

Monteagle Funds – Monteagle Select Value Fund Prospectus

Theron R. Holladay, CFA attended Hardin-Simmons University and received a Bachelor of Business Administration degree in Finance in 1993. His business background for preceding five (5) years includes the following: Parkway Advisors, L.P., Chief Investment Officer from 04/01 to present; Parkway Advisors Group, Inc., Vice President from 04/01 to present; Parkway Advisors Holdings, Inc., Vice President from 04/01 to present; Citco Mutual Fund Distributors, Inc., Registered Representative from 10/03 to Present; InCap Securities, Inc., Registered Representative from 01/03 to 10/03; Funeral Directors Life Insurance Co., Portfolio Manager Analyst from 05/93 to 04/01; Abilene Fireman’s Relief and Retirement Fund, Trustee from 06/00 to 03/01; Boy Scouts of America, Board Member from 01/96 to 01/97. Mr. Holladay is a Certified Financial Analyst.

Each annual report of the Fund will contain information about the factors that the Board of Trustees considered in approving the Fund’s management and sub-advisory agreements. The Statement of Additional Information supplements this prospectus. It provides additional information about the Adviser, investment manager, and any portfolio managers: compensation, other accounts they manage, their respective ownership of Fund shares.

Monteagle Funds – Monteagle Select Value Fund Prospectus

SEC Exemptive Order

The Trust and the Adviser are applying for an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Adviser, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated sub-advisers approved by the Board, without obtaining shareholder approval. The exemptive order would also permit the Adviser, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated sub-advisers for new or existing funds, change the terms of particular agreements with unaffiliated sub-advisers or continue the employment of existing unaffiliated sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. Shareholders of the Fund have the right to terminate an agreement with a sub-adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any sub-adviser changes. If the Adviser hires more than one sub-adviser for the Fund, the order also permits the Fund to disclose to shareholders the sub-advisers’ fees only in the aggregate for the Fund.

Prior to October 2002 the Trust operated under an exemptive order covering sub-adviser matters. With the October 1, 2002 change in investment advisers, the Trust could no longer utilize the exemptive order specific to the previous Adviser. On November 29, 2002, shareholders instructed management to submit an application for an exemptive order on the same terms and conditions as the prior order. On October 23, 2003, the SEC proposed Rule 15a-5 under the Investment Company Act of 1940 that would allow funds to operate under conditions like those in the application for an exemptive order. The SEC staff has been advised that the Trust and the Adviser wish to proceed with the application and that they have added a condition to the application providing that any exemptive order will terminate if and when Rule 15a-5 is adopted. In January 2005 the SEC staff provided comments on the application for exemption. There is no assurance that exemptive relief will be granted.

Other Service Providers

Citco Mutual Fund Distributors, Inc. (the “Distributor”), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, is the sole distributor of shares of the Fund. The Distributor is a Delaware corporation, a broker-dealer registered with the SEC, and a member of the National Association of Securities Dealers. Employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of shares of the Fund.

The Distributor is a wholly-owned subsidiary of Citco Mutual Fund Services, Inc. (“CMFS”), a full service U.S. mutual fund back office servicing company which provides administration, fund accounting, transfer agency and dividend disbursing agency services to the Fund.

The fees and other charges (except for any extraordinary expenses) associated with the Service Providers are paid by the Adviser.

Monteagle Funds – Monteagle Select Value Fund Prospectus

Fund Expenses

The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses. The Fund’s expenses are capped at the levels in which it pays the Adviser (outlined above). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the Adviser. The Fund’s expenses are comprised of expenses attributable to the Fund as well as expenses that are allocated among all series of the Trust. In addition to all of the operating expenses of the Fund, the Adviser is responsible for distribution expenses - including, among other things, it pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes. The Adviser or the Sub-adviser (not the Fund) may, from its management fee, pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute or regulation.

HOW TO CONTACT THE FUND

Write to us at:
Monteagle Funds
6550 Directors Parkway
Abilene, Texas 79606

Overnight address:
Monteagle Funds
6550 Directors Parkway
Abilene, Texas 79606

Distributor:
Citco Mutual Fund Distributors, Inc.
83 General Warren Boulevard, Suite 200
Malvern, Pennsylvania 19355

Telephone us toll-free at:
(888) 263-5593

Wire investments (or ACH payments) to:
Wachovia Bank NA
ABA # 031201467
F/C Citco Mutual Fund Distributors, Inc.
For Credit to:
A/C# 2000021334711
For Further Credit to:
The Monteagle Funds -
Monteagle Select Value Fund
(Your Name)
(Your Account Number)

YOUR ACCOUNT

General Information

You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase and sell shares at the net asset value of a share or NAV next calculated after the transfer agent receives your completed application. If the transfer agent receives your completed application prior to 4:00 p.m., your transaction will be priced at that day’s NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

The Fund reserves the right to impose minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

Monteagle Funds – Monteagle Select Value Fund Prospectus

WHEN AND HOW NAV IS DETERMINED. The Fund calculates its NAV as of the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time) on each weekday except days when the Exchange is closed. The time at which NAV is calculated may change in case of an emergency or if the Exchange closes early. The Fund’s NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. The Fund values securities for which market quotations are readily available at current market value. Securities for which market quotations are readily available are valued using the official closing price. If market quotations are not readily available or reliable, the Fund values securities at fair value, as determined by the Board (e.g., if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation). The NAV may be different if fair value is utilized rather than using market quotations.

TRANSACTIONS THROUGH THIRD PARTIES. If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

Buying Shares

HOW TO MAKE PAYMENTS. All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

▪
Checks. For individual, sole proprietorship, joint and Uniform Gifts to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “Monteagle Funds” or to one or more owners of the account and endorsed to “Monteagle Funds.” For all other accounts, the check must be made payable on its face to “Monteagle Funds.” No other method of check payment is acceptable (for instance, you may not pay by travelers check).

▪
Purchases by Automated Clearing House (“ACH”). This service allows you to purchase additional shares through an electronic transfer of money from your checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. You may call (888) 263-5593 to request an ACH transaction.

▪	Wires. Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Monteagle Funds – Monteagle Select Value Fund Prospectus

▪
IRA Accounts. Please note that a different procedure is used for opening Individual Retirement Accounts (IRAs). Please call Citco Mutual Fund Services, Inc. (the “Transfer Agent”) at (888) 263-5593 for details.

MINIMUM INVESTMENTS.  The minimum initial investment for the Fund is $2,000. There is no minimum additional investment.

Management of the Fund may choose to waive the initial investment minimum.

Account Requirements

Type of Account	Requirement

Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons required to sign exactly as their names appear on the account.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	• Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.

Business Entities	• Submit a Corporate/Organization Resolution form or similar document.

Trusts	• The trust must be established before an account can be opened. • Provide a certified trust document, or the pages from the trust document that identify the trustees.

Investment Procedures

How to Open an Account	How to Add to Your Account

By Check

•     Call or write us for an account application (and a Corporate/Organization Resolution form, if applicable)

•     Complete the application (and resolution form)

•     Mail us your application (and resolution form) and a check
By Check • Fill out an investment slip from a confirmation statement or write us a letter • Write your account number on your check • Mail us the slip (or your letter) and a check

Monteagle Funds – Monteagle Select Value Fund Prospectus

How to Open an Account	How to Add to Your Account

By Wire

•     Call or write us for an account application (and a Corporate/Organization Resolution form, if applicable)

•     Complete the application (and resolution form)

•     Call us to fax the completed application (and resolution form) and we will assign you an account number

•     Mail us your original application (and resolution form)

•     Instruct your bank to wire your money to us
By Wire • Call to notify us of your incoming wire • Instruct your bank to wire your money to us

By ACH Payment

•     Call or write us for an account application (and a Corporate/Organization Resolution form, if applicable)

•     Complete the application (and resolution form)

•     Call us to fax the completed application (and resolution form) and we will assign you an account number

•     Mail us your original application (and resolution form)

•     Make an ACH payment
By Systematic Investment • Complete the Systematic Investment section of the application • Attach a voided check to your application • Mail us the completed application and the voided check

SYSTEMATIC INVESTMENTS. You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES. The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a Fund within a calendar year).

Monteagle Funds – Monteagle Select Value Fund Prospectus

CANCELLED OR FAILED PAYMENTS.  The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be cancelled. You will be responsible for any losses or expenses incurred by a Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account in any Fund) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

Selling Shares

The Fund processes redemption orders promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. The Fund will redeem your shares when the redemption request is received; but, if you recently purchased your shares by check and the Fund has not yet collected payment for those shares, your redemption proceeds may be released when the Fund is reasonably satisfied that the check has cleared, which may take up to 15 calendar days.

Monteagle Funds – Monteagle Select Value Fund Prospectus

How to Sell Shares from Your Account

By Mail
 •     Prepare a written request including:
➢ Your name(s) and signature(s)
➢ Your account number
➢ The Fund name
➢ The dollar amount or number of shares you want to sell
➢ How and where to send your proceeds
•     Obtain a signature guarantee (if required)
•     Obtain other documentation (if required)
•     Mail us your request and documentation

By Wire
•     Wire requests are only available if you provided bank account information on your account application and your request is for $5,000 or more
•     Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”) OR
•     Mail us your request (See “By Mail”)

By Telephone
•     Call us with your request (unless you declined telephone redemption privileges on your account application)
•     Provide the following information:
➢ Your account number
➢ Exact name(s) in which the account is registered
➢ Additional form of identification
•     Your proceeds will be:
➢ Mailed to you OR
➢ Wired to you (unless you did not provide bank account information on your account application) (See “By Wire”)

Systematically • Complete the systematic withdrawal section of the application • Attach a voided check to your application • Mail us your completed application

TELEPHONE REDEMPTION PRIVILEGES.  You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

WIRE REDEMPTIONS. You may have your redemption proceeds wired to you if you provided bank account information on your account application. The minimum amount you may redeem by wire is $5,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

Monteagle Funds – Monteagle Select Value Fund Prospectus

IRA REDEMPTIONS. If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding.

SYSTEMATIC WITHDRAWAL.  If you own shares of the Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments can be sent to your address of record by check or to a designated bank account by ACH payment. Systematic requests must be for at least $100.

SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. We will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name
•	Redemption from an account for which the address or account registration has changed within the last 30 days
•	Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
•	Adding or changing: ACH or wire instructions; telephone redemption or exchange options or any other election in connection with your account

We reserve the right to require a signature guarantee(s) on all redemptions.

SMALL ACCOUNTS. If the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of a reduction in your account’s market value.

REDEMPTIONS IN KIND.  The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in kind” usually occur if the amount requested is large enough to affect the Fund’s operations (for example, if it represents more than 1 percent of the Fund’s assets).

LOST ACCOUNTS. The Transfer Agent will consider your account “lost” if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be cancelled.

Monteagle Funds – Monteagle Select Value Fund Prospectus

Exchange Privileges

You may sell your Fund shares and buy shares of any other series of the Monteagle Funds, also known as an exchange, by telephone or in writing. Because exchanges are treated as a sale and purchase, they may have tax consequences.

REQUIREMENTS. You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange

By Mail
•     Prepare a written request including:
➢ Your name(s) and signature(s)
➢ Your account number
➢ The names of the funds you are exchanging
➢ The dollar amount or number of shares you want to sell (and exchange)
•     If opening a new account, complete an account application if you are requesting different shareholder privileges
•     Mail us your request and documentation

By Telephone
•     Call us with your request (unless you declined telephone redemption privileges on your account application)
•     Provide the following information:
➢ Your account number
➢ Exact name(s) in which account is registered
➢ Additional form of identification

Market Timing

Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies, may drive fund expenses higher, may increase taxable capital gains, and may harm fund performance (diluting the value of fund shares held by long-term investors).

Monteagle Funds – Monteagle Select Value Fund Prospectus

It is the Trust’s policy to strongly discourage abusive short-term trading or market timing in the Trust’s funds. This policy and related procedures are designed to reduce, to the extent possible, investors from using the Fund for abusive short-term trading or market timing. To minimize harm to the Fund and its shareholders, the Trust reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that the Trust believes are made on behalf of persons engaging in excessive shot-term trading.

Service providers to the Trust (primarily the Adviser and the Transfer Agent) are subject to this policy and will assist the Trust in undertaking steps necessary to implement this policy and related procedures. Trust service providers will assist the Trust in monitoring selected trades based on a shareholder’s trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the service providers believe a shareholder has engaged in abusive trading practices, they will inform the Trust’s Chief Compliance Officer and may, after consultation with or at the discretion of the Trust’s Chief Compliance Officer, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

The ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers and the like is limited, as trading platforms, brokers, and retirement plan administrators often maintain the underlying shareholder transactions and do not disclose to the Trust or its service providers individual shareholder transaction information. If within one (1) business day of a financial intermediary’s receipt of the order, the Trust believes abusive short-term trading or other policy violation is being conducted through or by a financial intermediary on an omnibus basis, any transactions processed through that same financial intermediary may be cancelled or rejected in whole or in part.

OTHER INFORMATION

Distributions

The Fund declares and pays distributions from net investment income quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund intends to operate in a manner such that it will not be liable for Federal income or excise tax.

Monteagle Funds – Monteagle Select Value Fund Prospectus

The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund’s distributions of long-term capital gain, if any, generally are taxable to you as long-term capital gain regardless of how long you have held your shares of the Fund. Distributions may also be subject to state and local taxes.

If you purchase shares shortly before the Fund makes a distribution, you are taxed on the distribution even though the distribution may represent a return of your investment. The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

The Fund may be required to withhold Federal income tax at the rate of 30 percent of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year shortly after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Monteagle Funds – Monteagle Select Value Fund Prospectus

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This information has been audited by Cohen McCurdy, Ltd. for the years ended December 31, 2004 - 2005, and by another independent public accounting firm for the years ended December 31, 2001 - 2003. The Fund’s financial statements and the auditors’ report are included in the Annual Report, which is available upon request, without charge.

Year Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01
Selected Data for a Single Share
Beginning Net Asset Value	$13.51	$11.84	$8.95	$10.26	$9.12
Income From Investment Operations
Net investment income	0.11	0.12	0.14	0.12	0.13
Net gain (loss) on securities (realized and unrealized)	0.08	1.67	2.90	-1.31	1.15
Total From Investment Operations	0.19	1.79	3.04	-1.19	1.28
Less Distributions
From net investment income	-0.11	-0.12	-0.15	-0.12	-0.14
From capital gain	-0.11	--	--	--	--
Total Distributions	-0.22	-0.12	-0.15	-0.12	-0.14
Ending Net Asset Value	$13.48	$13.51	$11.84	$8.95	$10.26
Other Information
Ratios to Average Net Assets
Expenses	1.26%	1.17%	1.25%	1.20%	1.09%
Expenses (gross)	1.66%	1.78%	3.87%	5.06%	1.82%
Net investment income	0.93%	0.98%	1.44%	1.13%	1.26%
Total Return (1)	1.45%	15.18%	34.24%	-11.66%	14.08%
Portfolio Turnover Rate	71%	69%	26%	90%	45%
Net Assets at End of Period (in thousands)	$16,120	$7,763	$3,985	$2,634	$3,210

(1)
Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends. Total return would have been lower had certain expenses not been reduced during the period shown.

Monteagle Funds – Monteagle Select Value Fund Prospectus

NOTICE OF PRIVACY POLICIES AND PROCEDURES

At the Monteagle Funds, we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transactions and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell shareholder information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

•	Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account;
•	The Fund's investment adviser; and
•	Regulatory or law-enforcement authorities.

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of client information.

The Monteagle Funds consider privacy a fundamental right of shareholders and take seriously the obligation to safeguard shareholder information. We will adhere to the policies and practices above for both current and former shareholders. If you believe that any information about you is not accurate, please let us know.

FOR MORE INFORMATION

Annual/Semi-Annual Reports
Each Fund will provide annual and semi-annual reports to shareholders that will provide additional information about the Fund’s investments. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performances during their last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information
about each Fund and it is hereby incorporated (legally part of this prospectus) by reference.

Contacting the Funds
You can get free copies of both reports and the SAI, request other information and discuss your questions about each Fund by contacting your broker or the Funds at:

MONTEAGLE FUNDS
6550 Directors Parkway
Abilene, Texas 79606
(888) 263-5593
www.monteaglefunds.com

Securities and Exchange Commission Information
You can also review each Fund’s reports, SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at
 (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or by writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: public info@sec.gov

Free copies of the reports and SAI are available from the SEC’s Web site at: http://www.sec.gov

Investment Company Act File No. 811-08529

Monteagle Fixed Income Fund

Monteagle Value Fund

Monteagle Large Cap Growth Fund

Monteagle Quality Growth Fund

Monteagle Select Value Fund

MONTEAGLE FUNDS
6550 DIRECTORS PKWY
ABILENE, TX 79606
www.monteaglefunds.com

C/O CITCO MUTUAL FUND DISTRIBUTORS, INC.
83 GENERAL WARREN BOULEVARD, SUITE 200
MALVERN, PA 19355

(888) 263-5593

STATEMENT OF ADDITIONAL INFORMATION

June 29, 2006
As amended July 5, 2006

Monteagle Quality Growth Fund Monteagle Select Value Fund	Monteagle Fixed Income Fund Monteagle Value Fund Monteagle Large Cap Growth Fund

Fund Information	Fund Information
Monteagle Funds	Monteagle Funds
c/o Citco Mutual Fund Distributors, Inc.	c/o Citco Mutual Fund Distributors, Inc.
83 General Warren Boulevard, Suite 200	83 General Warren Boulevard, Suite 200
Malvern, PA 19355	Malvern, PA 19355
(888) 263-5593	(888) 263-5593

Investment Adviser	Investment Adviser
Parkway Advisors, L.P.	Nashville Capital Corporation
6550 Directors Parkway	209 10th Avenue South, Suite 332
Abilene, TX 79606	Nashville TN 37203
(800) 692-5123	(800) 459-9084

Account Information and Shareholder Services	Account Information and Shareholder Services
Monteagle Funds	Monteagle Funds
c/o Citco Mutual Fund Services, Inc.	c/o Citco Mutual Fund Services, Inc.
83 General Warren Boulevard, Suite 200	83 General Warren Boulevard, Suite 200
Malvern, PA 19355	Malvern, PA 19355
(888) 263-5593	(888) 263-5593

This Statement of Additional Information or SAI supplements the Prospectuses as of June 29, 2006 as amended July 5, 2006, as may be amended from time to time, offering Institutional Shares of Monteagle Fixed Income Fund, Monteagle Value Fund, Monteagle Large Cap Growth Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund (collectively the “Funds” or singularly the “Fund”). This SAI is not a prospectus and should only be read in conjunction with a prospectus. The Prospectuses may be obtained, without charge, by contacting shareholder services at the address or telephone number listed above.

Financial Statements for the Funds for the year ended August and/or December 31, 2005, included in the Annual Report and/or Semi-Annual Reports to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report and Semi-Annual Reports may be obtained, without charge, by contacting shareholder services at the address or telephone number listed above.

GLOSSARY	ii

INVESTMENTS POLICIES AND RISKS	1

SECURITY RATINGS INFORMATION	1
TEMPORARY DEFENSIVE POSITION	2
HEDGING AND OPTION INCOME STRATEGIES	3
IN GENERAL	3
Covered Calls and Hedging	4
Options Strategies	5
RISKS	6
CONVERTIBLE SECURITIES	7
In General	7
Risks	7
Value of Convertible Securities	7
ILLIQUID AND RESTRICTED SECURITIES	8
In General	8
Risks	8
Determining Liquidity	8
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS	9
Risks	9
DOLLAR ROLL TRANSACTIONS	10
MISCELLANEOUS FIXED INCOME SECURITIES	10
U.S. Government Securities	10
Variable and Floating Rate Securities	10
Demand Notes	11
Zero-Coupon Securities	11
Mortage-Backed Securities	11
Government and Government-Related Guarantors	12
Privately Issued Mortgage-Backed Securities	12
Underlying Mortages	12
Liquidity and Marketability	13
Average Life and Prepayment	13
Yield Calculations	13
Adjustable Rate Mortgage-Backed Securities	13
Collateralized Mortgage Obligations	14
ASSET-BACKED SECURITIES	14

INVESTMENT LIMITATIONS	15

FUNDAMENTAL LIMITATIONS	15
Issuance of Senior Securities	15
Underwriting Activities	15
Concentration	15
Purchases and Sales of Real Estate	16
Purchases and Sales of Commodities	16
Making Loans	16
Diversification	16
NON-FUNDAMENTAL LIMITATIONS	16
Borrowing	16
Illiquid Securities	16
Short Sales	17
Purchases on Margin	17
Unseasoned Issuers	17
Pledging	17
Oil, Gas or Mineral	17

PERFORMANCE DATA AND ADVERTISING	17

PERFORMANCE DATA	17
PERFORMANCE CALCULATIONS	18
SEC Yield	18
Total Return Calculations	19
Average Annual Total Returns	19
Other Measures of Total Return	21
OTHER MATTERS	21

MANAGEMENT	23

TRUSTEES AND OFFICERS	23
Trustees and Officers of the Trust	23
COMPENSATION OF TRUSTEES AND OFFICERS	27
INVESTMENT ADVISER	28
Services of Adviser	28
Ownership of Adviser/Affiliations	28
Fees	28
Expense Limitations
Other Provisions of Adviser's Agreement	30
Evaluation of Advisory Agreement by the Board of Trustees	30
SUB-ADVISERS	32
Responsibilities and Fee Information	33
Renewal of Sub-Advisory Agreement
SEC Exemptive Order	36
PORTFOLIO MANAGERS	37
DISTRIBUTOR	44
Distributor; Services and Compensation of Distributor	44
Other Provisions of Distributor's Agreement	45
OTHER FUND SERVICE PROVIDERS	46
Administrator, Fund Accountant and Transfer Agent	46
Custodian	46
Legal Counsel	47
Independent Registered Public Accounting Firm	47

PORTFOLIO TRANSACTIONS	47

HOW SECURITIES ARE PURCHASED AND SOLD	47
COMMISSIONS PAID	48
ADVISER RESPONSIBILITY FOR PURCHASES AND SALES	48
Choosing Broker-Dealers	48
Obtaining Research from Brokers	49
Counterparty Risk	50
Transactions through Affiliates	50
Other Accounts of the Adviser or Sub-adviser	50
Portfolio Turnover	50
SECURITIES OF REGULAR BROKER-DEALERS	51

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	51

GENERAL INFORMATION	51
ADDITIONAL PURCHASE INFORMATION	51
UGMAS/UTMAS	51
Purchases through Financial Institutions	52
ADDITIONAL REDEMPTION INFORMATION	52
Suspension of Right of Redemption	52

Redemption-In-Kind	53
NAV DETERMINATION	53
DISTRIBUTIONS	53
SHAREHOLDER SERVICES	53
Retirement Accounts	53
EXCHANGES	54

TAXATION	54

QUALIFICATION AS A REGULATED INVESTMENT COMPANY	54
Meaning of Qualification	55
FUND DISTRIBUTIONS	56
CERTAIN TAX RULES APPLICABLE TO THE FUNDS TRANSACTIONS	57
FEDERAL EXCISE TAX	57
SALE OR REDEMPTION OF SHARES	58
BACKUP WITHHOLDING	58
FOREIGN SHAREHOLDERS	59
STATE AND LOCAL TAXES	59

OTHER MATTERS	60

GENERAL INFORMATION ON TRUST AND SHARES	60
STRUCTURE	60
Shareholder Voting and Other Rights	61
Certain Reorganization Transactions	61
FUND OWNERSHIP	61
CONTROLLING PERSON INFORMATION	62
LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY	62
CODE OF ETHICS	63
PORTFOLIO HOLDINGS DISCLOSURE POLICY	63
PROXY VOTING PROCEDURES	64
REGISTRATION STATEMENT	64
FINANCIAL STATEMENTS	65

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS	A-1

APPENDIX B - MISCELLANEOUS TABLES	B-1

APPENDIX C - PERFORMANCE DATA	C-1

APPENDIX D - PROXY VOTING PROCEDURES	D-1

GLOSSARY

“Adviser” means Parkway Advisors, L.P. or Nashville Capital Corporation as appropriate or collectively as “Advisers”.

“Board” means the Board of Trustees of the Trust.

“CFTC” means the U.S. Commodities Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Custodian” means the custodian of each Fund’s assets.

“CMFD” means Citco Mutual Fund Distributors, Inc., underwriter and distributor of each Fund.

“CMFS” means Citco Mutual Fund Services, Inc., administrator, transfer agent, dividend disbursing agent and fund accountant of each Fund.

“Fitch” means Fitch Ratings.

“Fund” means each of the separate series of the Trust to which this SAI relates as identified on the cover page.

“Funds” means each series of the Trust, collectively, as identified on the cover page of the SAI.

“Moody’s” means Moody’s Investors Service.

“NAV” means net asset value.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means the Monteagle Funds Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s.

“Stock Index Futures” means futures contracts that relate to broadly based stock indices.

“Sub-adviser” means Davis Hamilton Jackson & Associates, L.P., Howe & Rusling, Inc., Robinson Investment Group, Inc. or Northstar Capital Management, Inc. as appropriate.

“Trust” means Monteagle Funds.

“Trustees” means the Board of Trustees of the Trust.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“U.S. Treasury Securities” means obligations issued or guaranteed by the U.S. Treasury.

“1933 Act” means the Securities Act of 1933, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.
ii

INVESTMENT POLICIES AND RISKS

The following discussion supplements the disclosure in the prospectuses about each Fund’s investment techniques, strategies and risks.

Security Ratings Information

The Funds’ investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Funds hold. To limit credit risk, each Fund generally may only invest its assets in debt securities that are considered investment grade. Investment grade means rated in the top four long-term rating categories or top two short-term rating categories by an NRSRO, or unrated and determined by the Adviser or Sub-adviser to be of comparable quality.

The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch; for preferred stock are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch; and for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody’s, “A-2” in the case of S&P and “F-2” in the case of Fitch.

Unrated securities may not be as actively traded as rated securities. Equity Funds may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser or Sub-adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser or Sub-adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

The Fixed Income Fund, however, invests in investment grade intermediate term fixed income securities maintaining an average maturity of bonds and notes (on a dollar weighted basis) of between 3 and 8 years; specifically at least rated Aa or higher by Moody’s Investors Service, Inc. or AA or higher by Standard and Poor’s Ratings Group for municipal bonds and A or higher by Moody’s Investors Service, Inc. or A or higher by Standard and Poor’s Ratings Group for corporate bonds. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities, including U.S. government securities, securities issued by agencies of the U.S government, mortgaged-backed (and similar securities), taxable municipal bonds and corporate debt securities but no more than 70% in any one category.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser or Sub-adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser or Sub-adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Temporary Defensive Position

A Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser or Sub-adviser to be of comparable quality. Certain additional Funds may invest in commercial paper as an investment and not as a temporary defensive position. Except as noted below with respect to variable master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include U.S. Government Securities, commercial paper, time deposits, bankers acceptances and certificates of deposit of banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation, corporate notes and short-term bonds and money market mutual funds. The Funds may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which a Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. Variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper.

Hedging and Option Income Strategies

A Fund may seek to hedge against a decline in the value of securities it owns or an increase in the price of securities that it plans to purchase. A Fund accomplishes a hedge by purchasing options or writing (selling) covered options on securities in which it has invested or on any securities index based in whole or in part on securities in which the Fund may invest. Options may trade on an exchange or the over-the-counter market.

A Fund may invest in certain financial futures contracts and options contracts in accordance with the policies described in this SAI. A Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section 4.5 of the rules of the CFTC. Under that section, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margins and premiums required to establish such positions would exceed 5% of a Fund’s net assets.

The Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. Monteagle Value Fund and Monteagle Select Value Fund (the “Equity Funds”) may buy or sell stock index futures contracts, such as contracts on the S&P 500 stock index. In addition, all of the Funds may buy or sell futures contracts on Treasury bills, Treasury bonds and other financial instruments. The Funds may write covered options and buy options on the futures contracts in which they may invest.

No Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund’s total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund’s total assets. Likewise, no Fund may sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund’s assets. In addition, the current market value of all open futures positions held by a Fund may not exceed 50% of its total assets.

These instruments are often referred to as “derivatives,” which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

The Funds may write any covered options. An option is covered if, as long as a Fund is obligated under the option, it owns an offsetting position in the underlying security or maintains cash, U.S. Government Securities or other liquid, high-grade debt securities with a value at all times sufficient to cover the Fund’s obligation under the option.

No assurance can be given, however, that any hedging or option income strategy will succeed in achieving its intended result.

In General

A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security (or a cash amount equal to the value of the index) against payment of the exercise price during the option period.

A put option gives its purchaser, in return for a premium, the right to sell the underlying security (or index) at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation to buy the underlying security (or receive a cash amount equal to the value of the index), upon exercise at the exercise price during the option period.

The amount of premium received or paid for an option is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period and interest rates.

There are a limited number of options contracts on securities indices and option contracts may not be available on all securities that a Fund may own or seek to own.

Bond and stock index futures contracts are bilateral agreements in which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contract.

Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

COVERED CALLS AND HEDGING Each Fund may purchase or sell (write) put and call options on securities to seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase. Hedging or option income strategies include the writing and purchase of exchange-traded and over-the-counter options on individual securities or financial indices and the purchase and sale of financial futures contracts and related options. Whether or not used for hedging purposes, these investment techniques involve risks that are different in certain respects from the investment risks associated with the other investments of a Fund. Principal among such risks are: (1) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (2) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (3) possible losses resulting from the inability of the Adviser or Sub-adviser to correctly predict the direction of stock prices, interest rates and other economic factors. To the extent a Fund invests in foreign securities, it may also invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges upon which options and futures are traded or the CFTC.

Except as otherwise noted in this SAI, the Funds will not use leverage in their options and hedging strategies. In the case of transactions entered into as a hedge, a Fund will hold securities, currencies or other options or futures positions whose values are expected to offset (“cover”) its obligations thereunder. A Fund will not enter into a hedging strategy that exposes it to an obligation to another party unless at least one of the following conditions is met. A Fund owns either an offsetting (“covered”) position; or it owns cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Funds will set aside cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES.  A Fund may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a “standby commitment”) gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a “reverse standby commitment”) gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency. A Fund may buy or sell both exchange-traded and over-the-counter (“OTC”) options. A Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser or Sub-adviser believes that a liquid secondary market for the option exists. When a Fund purchases an OTC option, it relies on the dealer from whom it has purchased the OTC option to make or take delivery of the currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Funds.

Upon selling an option, a Fund receives a premium from the purchaser of the option. Upon purchasing an option the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

The Funds may purchase call options on debt securities that the Fund’s Adviser or Sub-adviser intends to include in the Fund’s portfolio in order to fix the cost of a future purchase. Call options may also be purchased to participate in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. If the price of the underlying security declines, this strategy would serve to limit the potential loss to the Fund to the option premium paid. Conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. A Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Adviser or Sub-adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

The Funds may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities, which are being hedged. Index options are settled exclusively in cash.

Risks

The Fund’s use of options subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include:

•	Dependence on the Adviser or Sub-adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets.
•
Imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its objective.

•	The fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Funds invest.
•
Lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund’s ability to limit exposures by closing its positions.

•	The possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund.

Convertible Securities

The Funds may only invest in convertible securities that are investment grade.

In General

Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company’s capital structure, but usually are subordinated to non-convertible debt securities.

Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities. Convertible securities are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Risks

Investment in convertible securities generally entails less risk than investment in the issuer’s common stock. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities also are subject to the risks of debt securities. Changes in interest rates could adversely affect a convertible security’s value and an issuer may default on payments of interest or principal.

Value of Convertible Securities

The value of a convertible security is a function of its “investment value” and its “conversion value”. The investment value of a convertible security is determined by comparing its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege. The conversion value is the security’s worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may affect the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Illiquid and Restricted Securities

No Fund may acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities.

In General

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal within seven days, purchased over-the-counter options, securities which are not readily marketable and restricted securities. Restricted securities, except as otherwise determined by the Adviser or Sub-adviser, are securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act.

Risks

Certain risks are associated with holding illiquid and restricted securities. For instance, limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser or Sub-adviser to be liquid, can become illiquid.

Determining Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser or Sub-adviser, pursuant to guidelines approved by the Board. The Adviser or Sub-adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser or Sub-adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser or Sub-adviser may determine that the securities are not illiquid.

When-Issued Securities and Forward Commitments

The Monteagle Fixed Income Fund may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

Risks

The use of when-issued transactions and forward commitments enables the Monteagle Fixed Income Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities that it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Fund’s Adviser or Sub-adviser forecasts incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward commitment transactions at prices lower than the current market values.

The Monteagle Fixed Income Fund enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund subsequently chooses to dispose of its right to acquire a when-issued security or its right to deliver or receive against a forward commitment before the settlement date, it can incur a gain or loss. When-issued securities may include bonds purchased on a “when, as and if issued” basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of the Fund’s assets to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value.

The Monteagle Fixed Income Fund will establish and maintain a separate account with cash, U.S. Government Securities and other liquid securities in an amount at least equal to its commitments to purchase securities on a when-issued or delayed delivery basis. Except for dollar roll transactions, which are described below, the Fund will limit its investments in when-issued and forward commitment securities to 15% of the value of the Fund’s total assets.

Dollar Roll Transactions

The Monteagle Fixed Income Fund may enter into dollar roll transactions in which the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the Fund, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. If the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. The Fund will limit its obligations on dollar roll transactions to 35% of the Fund’s net assets.

Miscellaneous Fixed Income Securities

U.S. Government Securities

The Funds, if assuming a temporary defensive position, may invest in U.S. Government Securities including U.S. Treasury Securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association (“Ginnie Mae”). The Monteagle Fixed Income Fund may not invest more than 25% of its total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S. Government, except the U.S. Treasury.

Variable and Floating Rate Securities

The Monteagle Fixed Income Fund may invest in securities that pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to reduce fluctuations in its net asset value. Variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness.

There may not be an active secondary market for certain floating or variable rate instruments which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to an instrument. The Fund’s Adviser or Sub-adviser monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Demand Notes

The Monteagle Fixed Income Fund may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuers of these obligations often have the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security. Although the Fund would generally not be able to resell a master demand note to a third party, the Fund is entitled to demand payment from the issuer at any time. The Fund’s Adviser or Sub-adviser continuously monitors the financial condition of the issuer to determine the issuer’s likely ability to make payment on demand.

Zero-Coupon Securities

The Monteagle Fixed Income Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the Treasury’s Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program or as Coupons Under Book Entry Safekeeping (“CUBES”).

Zero-coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but the Fund must include a portion of the original issue discount of the security as income. Because of this, zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Fund may invest. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser or Sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Mortgage-Backed Securities

The Fund may only invest in mortgage-backed securities issued by the government or government-related issuers described below.

Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.

Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

GOVERNMENT AND GOVERNMENT-RELATED GUARANTORS. The principal government guarantor of mortgage-backed securities is Ginnie Mae, a wholly-owned United States Government corporation within the Department of Housing and Urban Development. Mortgage-backed securities are also issued by Fannie Mae, a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development, and Freddie Mac, a corporate instrumentality of the United States Government. While Fannie Mae and Freddie Mac each guarantee the payment of principal and interest on the securities they issue, unlike Ginnie Mae securities, their securities are not backed by the full faith and credit of the United States Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. These include pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds (which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans); and collateralized mortgage obligations (“CMOs”), which are described below. Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on these securities. Timely payment of interest and principal also may be supported by various forms of insurance, including individual loan, title, pool and hazard policies.

UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Funds may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY. Generally, government and government-related pass-through pools are highly liquid. While private conventional pools of mortgages (pooled by non-government-related entities) have also achieved broad market acceptance and an active secondary market has emerged, the market for conventional pools is smaller and less liquid than the market for government and government-related mortgage pools.

AVERAGE LIFE AND PREPAYMENTS. The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool’s terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. The assumed average life of pools of mortgages having terms of 30 years or less is typically between 5 and 12 years.

YIELD CALCULATIONS. Yields on pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.

ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (“ARMs”) are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. “Caps” limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to “cap out” and to behave more like long-term, fixed-rate debt securities. ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they also may have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to a Fund will decrease as the coupon rate resets along with the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Fund’s ARMs may lag behind changes in market interest rates. This may result in a lower value until the interest rate resets to market rates.

COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOs”). CMOs are debt obligations collateralized by mortgages or mortgage pass-through securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages (“Mortgage Assets”). CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-based securities (“PAC Bonds”) are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

Asset-Backed Securities

These securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-related assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

INVESTMENT LIMITATIONS

For purposes of all investment policies of the Funds: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a non-fundamental policy of a Fund without shareholder approval.

Fundamental Limitations

Each Fund’s investment objective is fundamental. Each Fund has adopted the following investment limitations, which are fundamental policies of the Fund.

Issuance of Senior Securities

No Fund may issue senior securities except as: i) permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff; and ii) to the extent a Fund may borrow money subject to its investment limitation on borrowing.

Underwriting Activities

No Fund may act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter for purpose of the 1933 Act.

Concentration

No Fund may purchase the securities of issuers (other than U.S. Government Securities) conducting their business activity in the same industry if, immediately after such purchase, the value of a Fund’s investments in such industry would comprise 25% or more of the value of its total assets.

Purchases and Sales of Real Estate

No Fund may purchase or sell real estate or any interest therein, except that a Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

Purchases and Sales of Commodities

No Fund may purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities; provided that currency and currency-related contracts and contracts on indices will not be deemed to be physical commodities.

Making Loans

No Fund may make loans to other persons except for the purchase of debt securities that are otherwise permitted investments or loans of portfolio securities through the use of repurchase agreements, or securities lending programs and agreements. A Fund may pay fees to arrange securities loans and each Fund will, as a fundamental policy, limit securities lending to not more than 33-1/3% of the value of its total assets.

Diversification

Each Fund is “diversified” as that term is defined in the 1940 Act. Accordingly, no Fund may purchase a security if, as a result; (1) more than 5% of a Fund’s total assets would be invested in the securities of a single issuer; or (2) a Fund would own more than 10% of the outstanding voting securities of a single issuer. This limitation applies only to 75% of a Fund’s total assets and does not apply to U.S. Government Securities.

Non-fundamental Limitations

Each Fund has adopted the following investment limitations, which are not fundamental policies of the Fund.

Borrowing

No Fund may purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

Illiquid Securities

No Fund may acquire securities or invest in repurchase agreements with respect to any securities if, as result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities.

Short Sales

No Fund may make short sales of securities (except short sales against the box).

Purchases on Margin

No Fund may purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities but a Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

Unseasoned Issuers

No Fund may invest more than 5% of the value of the Fund’s total assets in securities (other than fully collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years.

Pledging

No Fund may pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or to secure other permitted transactions. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

Oil, Gas or Mineral

No Fund may invest in interests in oil or gas or interests in other mineral exploration or development programs.

PERFORMANCE DATA AND ADVERTISING

Performance Data

A Fund may quote performance in various ways. All performance information supplied in advertising, sales literature, shareholder reports or other materials is historical and is not intended to indicate future returns.

A Fund may compare any of its performance information with:

•
Data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies (“Fund Tracking Companies”).

•	The performance of other mutual funds.

•
The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor’s 500® Index, the Russell 2000® Index, the Russell MidcapTM Index, the Russell 1000® Value Index, the Russell 1000® Growth Index, the Russell 2500® Index, the Morgan Stanley - Europe, Australian and Far East Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, the Lehman Brothers Intermediate Government Bond Index, the Lehman Brothers Government Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of a Fund but rather are standards by which the Fund’s Adviser or Sub-adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.

A Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its “Stocks, Bonds, Bills and Inflation Yearbook”); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

A Fund’s performance will fluctuate in response to market conditions and other factors.

A Fund’s performance may be quoted in terms of yield or total return. A Fund’s yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund’s share price. To calculate standardized yield for all Funds, each Fund takes the income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund’s share price at the end of the 30-day period.

A listing of certain performance data as of December 31, 2005, is contained in Appendix C — Performance Data.

Performance Calculations

SEC Yield

Standardized SEC yields for a Fund used in advertising are computed by dividing the Fund’s interest income (in accordance with specific standardized rules) for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive income distributions during the period, dividing this figure by the Fund’s net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate.

Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund’s yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution of income from the Fund over the same period or the rate of income reported in the Fund’s financial statements.

Although published yield information is useful to you in reviewing a Fund’s performance, you should be aware that a Fund’s yield fluctuates from day to day and that the Fund’s yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund’s shares. Financial intermediaries may charge their customers that invest in a Fund fees in connection with that investment. This will have the effect of reducing the Fund’s after-fee yield to those shareholders.

The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information should not be used to compare shares of a Fund with investment alternatives, which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund’s yield information directly to similar information regarding investment alternatives that are insured or guaranteed.

Yield is calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)^6 - 1]

Where:
a	=	dividends and interest earned during the period
b	=	expenses accrued for the period (net of reimbursements)
c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends
d	=	the maximum offering price per share on the last day of the period

Total Return Calculations

A Fund’s total return shows its overall change in value, including changes in share price and assuming all of the Fund’s distributions are reinvested.

AVERAGE ANNUAL TOTAL RETURNS. From time to time, the Funds advertise their average annual total return, average annual total return (after taxes on distributions) and average annual total return (after taxes on distributions and redemptions) (“Average Annual Total Returns”). Average Annual Total Returns are calculated using formulae prescribed by the SEC. To calculate standard Average Annual Total Returns, a Fund: (1) determines the growth or decline in value of a hypothetical historical investment in a Fund over a stated period; and (2) calculates the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%. Average annual total returns (after taxes on distributions) and average annual total returns (after taxes on distributions and redemptions) are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes. While Average Annual Total Returns are a convenient means of comparing investment alternatives, investors should realize that performance is not constant over time but changes from year to year, and that Average Annual Total Returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated according to the following formula:

P (1+T) n = ERV

Where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value:

ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

Average annual total return (after taxes on distributions) is calculated according to the following formula:

P(1+T)n = ATVD

Where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions)
n	=	number of years
ATVD	=	ending value

ATVD is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemptions.

Average annual total return (after taxes on distributions and redemptions) is calculated according to the following formula:

P(1+T)n = ATVDR

Where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions and redemptions)
n	=	number of years
ATVDR	=	ending value

ATVDR is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period, after taxes on fund distributions and redemptions.

Because average annual returns tend to smooth out variations in the Fund’s returns, shareholders should recognize that they are not the same as actual year-by-year results.

OTHER MEASURES OF TOTAL RETURN. Standardized total return quotes may be accompanied by non-standardized total return figures calculated by alternative methods.

•	A Fund may quote unaveraged or cumulative total returns, which reflect a Fund’s performance over a stated period of time.

•
Total returns may be stated in their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Any total return may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period.

Period total return is calculated according to the following formula:

PT = (ERV/P-1)

Where:
PT	=	period total return

The other definitions are the same as in average annual total return above.

Other Matters

A Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children’s education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar; (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund’s portfolio managers and the portfolio management staff of the Fund’s Adviser or Sub-adviser, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Adviser or Sub-adviser’s and its staff’s management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund’s operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products’ weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,188 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund’s performance.

A Fund may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:

Period	Systematic Investment	Share Price	Shares Purchased
1	$100	$10	10.00
2	$100	$12	8.33
3	$100	$15	6.67
4	$100	$20	5.00
5	$100	$18	5.56
6	$100	$16	6.25
	Total Invested $600	Average Price $15.17	Total Shares 41.81

In connection with its advertisements, a Fund may provide “shareholder’s letters” which serve to provide shareholders or investors an introduction into the Fund’s, the Trust’s or any of the Trust’s service provider’s policies or business practices. For instance, advertisements may provide for a message from the Fund’s Adviser or Sub-adviser that it is committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that the Adviser or Sub-adviser believes that it has been successful as a portfolio manager.

From time to time marketing materials may include a description of the Trust’s “manager of managers” structure which include the selection of an investment consultant and sub-advisers and the criteria for their selection in terms of asset size, investment expertise, reputation and staffing. Marketing materials may include references to CMFD, the Funds distributor and CMFS, the Funds administrator, including its expertise, and staffing and assets under administration. Marketing materials may explain that the Trust may be used as an investment vehicle in many circumstances, including government investment pools, cemetery merchandise trusts, funeral industry pre-need trusts, corporate retirement plans, IRAs, and other association-related trusts.

MANAGEMENT

The business of the Trust is conducted under the direction of the Board. The officers and Trustees of the Trust may be directors, officers or employees of (and persons providing services to the Trust may include) CMFD, its affiliates or affiliates of the Trust.

Trustees and Officers

TRUSTEES AND OFFICERS OF THE TRUST.  The business and affairs of the Fund are managed under the direction of the Board in compliance with the laws of the state of Delaware. The names of the Trustees and officers of the Trust, their position with the Trust, address, date of birth and principal occupations during the past five years are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

INTERESTED TRUSTEES
Name, Address & Date of Birth	Position Held with Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Trust Portfolios Overseen by Trustee	Other Director- ships Held by Trustee
Carl Clayton Peterson 6550 Directors Pkwy, Abilene, Texas 79606 (3-17-60)	President, Trustee	Since 11-29-02
Parkway Advisors, L.P. CEO from 04/01 to present; Parkway Advisors Group, Inc. and Parkway Advisors Holdings, Inc. President from 04/01 to present; Directors Investment Group, Inc., Director 04/03 to present; Citco Mutual Fund Distributors, Inc., Registered Representative from 10/03 to present; InCap Securities, Inc., Registered Representative from 01/03 to 10/03; Citizens Bank, N.A., Advisory Board Member from 06/99 to 04/01; Directors Air Corporation, Vice President/CFO from 12/96 to 04/01; Directors Capital Ventures, Inc., Directors Financial Management, L.P., Directors Real Estate Management, L.P., Directors Real Estate Management, L.P., and Directors Travel, L.P. Vice President/CFO from 12/95 to 04/01; Directors Holding Corporation and Directors Investment Group, Inc. Vice President/CFO from 11/91 to 04/01; Funeral Agency, Inc. Accountant from 09/89 to 04/01; Funeral Directors Life Insurance Co. Vice President/CFO from 08/88 to 04/01; Abilene Fireman’s Relief and Retirement Fund Trustee from 05/97 to 06/00; Affiliated Funeral Supply Co. Accountant from 02/89 to 11/96.
				5	None

DISINTERESTED TRUSTEES
Name, Address & Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Trust Portfolios Overseen by Trustee	Other Directorships Held by Trustee
Larry Joe Anderson 4208 College Avenue, Snyder, Texas 79549 (1-27-48)	Trustee	Since 11-29-02	Certified Public Accountant, Anderson & West, P.C. January 1985 to present.	5	None

Brian Joseph Green 158 Cypress, Abilene, Texas 79601 (7-21-58)	Trustee	Since 11-29-02	Restaurateur, Cypress Street Station, February 1993 to present.	5	None

Charles Michael Kinard 1725 Richland Dr., Abilene, Texas 79601 (8-13-43)	Trustee	Since 11-29-02	Retired; Senior Vice-President and Trust Officer, First National Bank of Abilene to December 1998.	5	None

All members of the Board of Trustees were elected by shareholders on November 29, 2002. During December 2002, the Board appointed committee members.

Messrs. Kinard and Peterson are members of the Valuation Committee, which is responsible for monitoring the value of the Funds’ assets and, if necessary between Board meetings, take emergency action to value securities. The Valuation Committee was not required to meet during the most recent fiscal year.

The disinterested Trustees are the members of the Nominating Committee, which is responsible for overseeing the composition of both the Board as well as the various committees of the Trust to ensure that these positions are filled by competent and capable candidates. The Nominating Committee was not required to meet during the Trust’s most recent fiscal year. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

The disinterested Trustees are the members of the Audit Committee, which is responsible for meeting with the Trust’s independent registered public accountants to: (a) review the arrangements and scope of any audit; (b) discuss matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (c) consider the accountants’ comments with respect to the Trust’s financial policies, procedures, and internal accounting controls; and (d) review any form of opinion the accountants propose to render to the Trust. The Audit Committee met two times during the Trust’s most recent fiscal year.

The dollar range of each Fund’s securities owned by each Trustee on December 31, 2005, is set forth below.

Trustee	Dollar Range of Securities in Government Bond Fund	Dollar Range of Securities in Growth Equity Fund	Dollar Range of Securities in Value Equity Fund
Carl Clayton Peterson	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Larry Joe Anderson	None	None	None
Brian Joseph Green	None	None	None
Charles Michael Kinard	None	None	None

As of December 31, 2005, the Trustees, and officers of the Trust owned, in the aggregate, less than 1% of each Fund’s outstanding shares.

OFFICERS
Name, Address & Date of Birth	Position(s) Held of Funds	Principal Occupation(s) During the Past 5 Years
Carl Clayton Peterson 6550 Directors Parkway, Abilene, Texas 79606 (3-17-60)	President
Parkway Advisors, L.P. CEO from 04/01 to present; Directors Investment Group, Inc., Director from 04/03 to present; Parkway Advisors Group, Inc. and Parkway Advisors Holdings, Inc. President from 04/01 to present; Citco Mutual Fund Distributors, Inc., Registered Representative from 10/03 to present; InCap Securities, Inc., Registered Representative from 01/03 to 10/03; Citizens Bank, N.A., Advisory Board Member from 06/99 to 04/01; Directors Air Corporation, Vice President/CFO from 12/96 to 04/01; Directors Capital Ventures, Inc., Directors Financial Management, L.P., Directors Real Estate Management, L.P., Directors Real Estate Management, L.P., and Directors Travel, L.P. Vice President/CFO from 12/95 to 04/01; Directors Holding Corporation and Directors Investment Group, Inc. Vice President/CFO from 11/91 to 04/01; Funeral Agency, Inc. Accountant from 09/89 to 04/01; Funeral Directors Life Insurance Co. Vice President/CFO from 08/88 to 04/01; Abilene Fireman’s Relief and Retirement Fund Trustee from 05/97 to 06/00; Affiliated Funeral Supply Co. Accountant from 02/89 to 11/96.

Paul B. Ordonio 6550 Directors Parkway, Abilene, Texas 79606 (11-19-67)	Vice President, Secretary and Chief Compliance Officer
Parkway Advisors, L.P., Vice President & Counsel from 08/02 to present; Parkway Advisors Group, Inc., Vice President and Counsel from 08/02 to present; Citco Mutual Fund Distributors, Inc., Registered Representative from 10/03 to present; InCap Securities, Inc., Registered Representative from 01/03 to 10/03; Aftermath Consulting, Inc., Director from 05/02 to present; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC, President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; MGL Consulting Corporation Vice President, Counsel and Senior Associate from 01/99 to 08/02; Wetzel, Henri & Drucker, LLP, Associate Attorney from 06/95 to 11/97.

OFFICERS
Name, Address & Date of Birth	Position(s) Held of Funds	Principal Occupation(s) During the Past 5 Years
Thomas W. Alesi 6550 Directors Parkway Abilene, Texas 79606 (3-20-59)	Vice President and Chief Financial Officer
Parkway Advisors, L.P., Vice President of Corporate Development from 07/02 to present; Parkway Advisors Group, Inc., Vice President from 07/02 to present; Citco Mutual Fund Distributors, Inc., Registered Representative from 10/03 to 07/04; InCap Securities, Inc., Registered Representative from 01/03 to 10/03; American Data Source, Inc., Vice President & Chief Operating Officer from 05/95 to 06/02. Mr. Alesi is a Certified Public Accountant and received a Bachelor of Science degree in Accounting in 1981 from LaSalle University.

Compensation of Trustees and Officers

Prior to the reorganization in 2006, each Trustee received annual fees of $5,000 and $500 for each Board meeting attended and is paid $500 for each committee meeting attended on a date when a Board meeting is not held. The reorganization increased the Trustee’s annual fee to $7,500 while the additional board meeting fees did not change.

Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

Trustees that are affiliated with the Adviser receive no compensation for their services or reimbursement for their associated expenses. Prior to the reorganization in 2006, a portion ($10,000) of the Chief Compliance Officer’s compensation was paid by the Trust up to the reorganization - currently, the Advisers are responsible for compensating all Trust officers.

The following table sets forth the fees paid to each Trustee by the Trust for the year ended December 31, 2005.

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Complex Paid to Directors
Carl Clayton Peterson	None	$0	$0	None
Larry Joe Anderson	$7,000	$0	$0	$7,000
Brian Joseph Green	$7,000	$0	$0	$7,000
Charles Michael Kinard	$7,000	$0	$0	$7,000

Investment Advisers

Services of Adviser

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. Under that agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund’s investments and effecting portfolio transactions for a Fund.

Ownership of Adviser/Affiliations for the Monteagle Quality Growth Fund and Monteagle Select Value Fund

Parkway Advisors, L.P. (“Parkway”, “Parkway Advisors” or “Adviser”) has been registered with the SEC as an investment adviser since May 16, 2001. It manages client portfolios with assets in excess of $575 million. Carl C. Peterson is the Chief Executive Officer and Principal of the Adviser, with offices at 6550 Directors Parkway, Abilene, Texas 79608. His principal occupation is the provision of investment management services. Theron R. Holladay is its Chief Investment Officer. They are responsible for management of the portfolios. In addition, Paul B. Ordonio is Counsel and Chief Compliance Officer for the Adviser to facilitate compliance with applicable securities laws.

Parkway Advisors Group, Inc. (“PAGI”), as general partner, and Parkway Advisors Holdings, Inc. (“PAHI”), an affiliated company, as limited partner, owns Parkway Advisors, L.P., a Delaware limited partnership. PAGI and PAHI are both wholly-owned subsidiaries of Directors Investment Group, Inc. (“DIG”). DIG also owns and/or controls numerous other companies in the insurance, funeral, cemetery and related industries - including, among others, Funeral Directors Life Insurance Company, Texas Directors Life Insurance Company, Kentucky Funeral Directors Life Insurance Company and Directors Agency, LLP. Its operations are divided among companies for real estate, aviation, capital ventures, travel and the like. Parkway Advisors - DIG offices are at 6550 Directors Parkway, Abilene, Texas 79608-5854.

Ownership of Adviser/Affiliations for the Monteagle Fixed Income Fund, Monteagle Large Cap Growth Fund, and Monteagle Value Fund

Nashville Capital Corporation (“Nashville Capital”), 209 10th Avenue South, Suite 332, Nashville TN 37203, serves as investment manager to Monteagle Fixed Income Fund, Monteagle Large Cap Growth Fund, and Monteagle Value Fund. In this capacity, Nashville Capital advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund. Nashville Capital was formed in 1986 and, as of June 30, 2005, managed assets of over $70 million for financial institutions.

Fees

Parkway Advisors and/or Nashville Capital receive an advisory fee at an annual rate outlined in the charts below of the average daily net assets of the Funds it manages. Table 1A in Appendix B shows the dollar amount of fees paid by the Trust to the Advisers, the amount of fees waived by the Advisers and the actual fee received by the Advisers. The Advisers fees are calculated as a percentage of the applicable Fund’s average net assets. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

FIXED INCOME FUNDS - Advisory Fees (Advisory and Administrative Services)
Monteagle Fixed Income Fund

Fund Assets	Fee Cap
$1 - $50 million	0.965%
$50,000,001 to $100 million	0.845%
Over $100 million	0.775%

EQUITY FUNDS - Advisory Fees (Advisory and Administrative Services)
Monteagle Large Cap Growth Equity Fund
Monteagle Quality Growth Fund
Monteagle Value Fund
Monteagle Large Cap Value Equity Fund

Fund Assets	Fee Cap
$1 - $25 million	1.200%
$25,000,001 to $50 million	1.115%
$50,000,001 to $100 million	0.975%
Over $100 million	0.875%

In addition to receiving its advisory fee from Fund, the Advisers may also act and be compensated as investment manager for its clients with respect to assets that are invested in a Fund. If an investor in a Fund also has a separately managed account with the Advisers with assets invested in the Fund, that Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from a client.

Other Provisions of Adviser’s Agreement

The Advisers manage each Fund’s investments subject to approval of the Board of Trustees and pays all of the expenses of each Fund except brokerage, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of non-interested person Trustees and extraordinary expenses. The Advisers agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Advisers agreements are terminable without penalty by the Trust with respect to a Fund on 60 days’ written notice to the Adviser when authorized either by vote of a majority of the Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days’ written notice to the Trust. Such agreement will terminate immediately upon its assignment.

Evaluation of Advisory Agreement by the Board of Trustees

The Advisory Agreements between Parkway Advisors and Nashville Capital with the Trust on behalf of the Funds it manages became effective in May, 2006 by the Board of Trustees (including a majority of the Independent Trustees) (the “Board”).

In determining the approval of the Advisory Agreement for Parkway Advisors and Nashville Capital, the Board requested, was provided with, and reviewed data concerning advisory and other services provided by the Advisers and their related companies - including data concerning other businesses of those companies and comparative data related to the Funds’ performance and expenses. The Board considered:

1.
In connection with reviewing data bearing on the nature, quality and extent of services furnished by the Advisers to each Fund, the Board assessed data concerning the Advisers staffing, systems, and facilities. The Board also assessed the Advisers non-Trust business to see if there are any initiatives that would dilute services to the Trust. It was noted:

A.
That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds. The comparison revealed that the performance of the predecessor Value Equity Fund was in the top 1/3 of all others in the large cap value category and the predecessor Government Bond Fund outperformed the benchmark indices;

B.	That the Advisers made significant expenditures to ensure that it has the systems and personnel necessary for them to be able to continue to provide quality service to Funds’ shareholders; and

C.
That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by the Advisors to the Funds, and is charging fair, reasonable, and competitive fees.

2.
In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by the Advisers and its related companies from the relationship with the Trust, the Board considered comparative data, data confirming the Advisers have no soft-dollar arrangements, costs borne by the Advisers in providing advisory services to each Fund and the profitability of the Advisers in light of the estimated profitability analyses which had been provided by Parkway, and other benefits to the Advisers from serving as the Funds’ adviser, and the Advisers financial statements.

A.	The Board also considered compliance and other services coordinated by the Advisers and concluded that the services provided by Advisers and their affiliate to the Funds are satisfactory.

B.
The Board also noted the risks assumed by the Advisers in providing investment advisory services to each Fund, including the capital commitments which have been made in the past and which continue to be made by the Advisers to ensure the continuation of the quality of service to the Funds is made with the recognition that the Funds’ advisory relationship with the Advisers can be terminated at any time and must be renewed on an annual basis.

3.
In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data concerning funds of similar size and funds of larger size, as well as data concerning the Advisers other clients and noted:

A.
That upon review of the advisory fee structures of the Funds in comparison with other similarity-managed funds, the level of investment advisory fees paid by each Fund is below the median of comparable advisory fees;

B.	That the expense ratio of each Fund is lower than those of similarly-managed funds;

C.	That the Advisers contractually agreed to impose expense limitations on certain Funds at a cost to the Advisers;

D.
That the advisory and other fees payable by the Funds to the Advisers are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived solely from such arm’s-length negotiation; and

E.	The fees paid to the Advisers by other institutional accounts are not lower than the fees paid by the Funds.

4.
The Board considered the extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

A.
In addition to assessing fairness of the investment advisory fee arrangement at current asset levels, the Board considered fairness at higher asset levels. The Board discussed the desirability of breakpoints in investment advisory fees at elevated asset levels and evaluated data concerning industry trends related to breakpoints. The Board concluded that in light of the asset levels of each Fund and based on the comparative data, there was no immediate need for breakpoints in the advisory fees, and that breakpoints may be appropriate at elevated asset levels.

B.
The Board also considered the Funds expense ratios and costs of effecting brokerage transactions, noting that economies are being recognized as assets in the Funds have increased and that the shareholders benefit from the growth.

Based on these considerations, among others, the Board, including all the Independent Trustees, concluded that the continuation and the approval of the advisory agreements were in the best interests of each Fund and its shareholders that the services to be performed under the agreement were services required for the operation of the Funds; that the Parkway Advisors provided satisfactory advisory services to the Funds in the past; and that the fees for the advisory services which the Advisors would perform and other benefits from the relationship with the Trust are consistent with the fees paid by similar funds, are reasonable in light of the comparative data and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

Sub-advisers

To assist the Adviser in carrying out its responsibility, the Adviser has retained the following Sub-advisers to render advisory services and make daily investment decisions for each Fund pursuant to investment sub-advisory agreements with the Adviser (the “Sub-advisory Agreements”). The Sub-advisory Agreements were approved by shareholders and shall continue in effect for two years. Thereafter, the agreements must be approved at least annually.

Davis Hamilton Jackson & Associates, L.P. (“DHJA”), in Houston, Texas, subadvises the portfolio of the Monteagle Quality Growth Fund. DHJA is a limited partnership formed under the laws of Delaware that is registered as an investment adviser under the Advisers Act. Affiliated Investment Managers Group, Inc. (“AMG”), a holding company that invests in investment management firms, owns an interest in DHJA. The Executive Committee of DHJA, comprised of Robert C. David and Jack R. Hamilton, is deemed to control DHJA. AMG does not participate in the day-to-day management or the investment process of DHJA. For its services, DHJA receives an advisory fee (excluding waivers) from the Adviser at an annual rate of 0.30% of the Fund’s average daily net assets.

Robinson Investment Group, Inc. (“Robinson”), in Brentwood, Tennessee, subadvises the portfolio of the Monteagle Value Fund. The firm was founded in 1996 by Russell L. Robinson and, as of November 1, 2005, managed assets of approximately $102 million for individuals, financial institutions, pension plans, corporations and other business entities. Nashville Capital will pay Robinson Investment Group an advisory fee equal to 0.60% of the Fund’s average daily net assets.

Howe & Rusling, Inc. (“H&R”), in Rochester, New York, subadvises the portfolio of the Monteagle Fixed Income Fund. The firm was founded in 1996 and, as of June 2005, H&R managed assets of approximately $600 million for individuals, retirement plans, corporate and non-profit endowments. Nashville Capital will pay H&R an advisory fee equal to 0.30% of the Fund’s average daily net assets.

Northstar Capital Management, Inc. (“Northstar”), in Palm Beach Gardens, Florida, subadvises the portfolio of the Monteagle Large Cap Growth Equity Fund. The firm was formed in 1986 and, as of June 2005, Northstar managed assets of approximately $526 million for financial institutions. Nashville Capital will pay Northstar an advisory fee equal to 0.50% of the Fund’s average daily net assets.

Parkway Advisors assumed direct responsibilities for managing the Monteagle Select Value Fund on March 1, 2004.

RESPONSIBILITIES AND FEE INFORMATION. The Advisers may pay a fee to the Sub-advisers. These fees do not increase the fees paid by shareholders of the Funds. Table 1D in Appendix B shows the aggregate dollar amount of fees paid by the Trust to the Sub-advisers for each Fund.

The Advisers perform internal due diligence on each sub-adviser and monitors each sub-adviser’s performance using its proprietary investment adviser selection and monitoring process. The Advisers will be responsible for communicating performance targets and evaluations to sub-advisers, supervising each sub-adviser’s compliance with the Fund’s fundamental investment objectives and policies, authorizing sub-advisers to engage in certain investment techniques for the Fund, and recommending to the Board whether Sub-advisory Agreements should be renewed, modified or terminated. The Advisers also may from time to time recommend that the Board replace one or more sub-advisers or appoint additional sub-advisers, depending on the Advisers assessment of what combination of sub-advisers it believes will optimize each Fund’s chances of achieving its investment objectives.

Subject always to the control of the Board of Trustees, each Sub-advisor, at its expense, furnishes continuously an investment program for the Fund or Funds for which it acts as Sub-advisor. Each Sub-advisor must use its best judgment to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. Each Sub-advisor makes its officers and employees available to the Manager from time to time at reasonable times to review investment policies and to consult with the Manager regarding the investment affairs of the applicable Fund. Each Sub-advisor maintains books and records with respect to the securities transactions and renders to the Manager such periodic and special reports as the Manager or the Trustees may request. Each Sub-advisor pays all expenses incurred by it in connection with its activities under the sub-advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for a Fund.

Consideration of Sub-Advisory Agreements

To assist the Advisers in carrying out their responsibility, the Advisers have retained the following Sub-advisers to render advisory services and make daily investment decisions for each specific Fund pursuant to investment sub-advisory agreements with the Adviser (the “Sub-advisory Agreements”). The Sub-advisory Agreements were approved by shareholders and shall continue in effect for two years. Thereafter, the agreements must be approved at least annually.

Monteagle Quality Growth Fund: In their consideration of the Investment Advisory Agreement between Parkway Advisors and DHJ&A, the Board requested and reviewed materials furnished by DHJ&A in advance of the meeting, including DHJ&A’s current financial statements, an investment questionnaire describing its investment strategy, and Form ADV Part II, which included a description of its business and personnel, information about its policies and practices regarding best execution, trade allocation, soft dollars, and insider trading, and a representation from DHJ&A that there are no pending material legal proceedings or securities enforcement proceedings regarding DHJ&A or its personnel. DHJ&A also represented to the Board that it has in place a Code of Ethics reasonably designed to prevent violations of the federal securities laws.

In determining whether to approve the Sub-Advisory Agreement, the Trustees primarily considered that: (1) DHJ&A has successfully managed the Fund for the last four years; (2) DHJ&A has experience in providing equity management services to clients with over $4 billion in assets under management; (3) DHJ&A has achieved consistent returns since the date it commenced managing the Fund; (4) DHJ&A engages in soft dollar arrangements pursuant to which mutual fund brokerage is directed to a broker-dealer in exchange for research services that benefit DHJ&A in providing portfolio management services to the Fund; (5) although the Fund’s short-term performance trails the Russell 1000 index, it has beaten peer group in the past; especially during lower market turns. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

Monteagle Large Cap Growth Equity Fund: In their consideration of the Investment Advisory Agreement between the Nashville Capital and Northstar, the Board requested and reviewed materials furnished by Northstar in advance of the meeting, including Northstar’s current financial statements, an investment questionnaire describing its investment strategy, and Form ADV Part II, which included a description of its business and personnel, information about its policies and practices regarding best execution, trade allocation, soft dollars, and insider trading, and a representation from Northstar that there are no pending material legal proceedings or securities enforcement proceedings regarding Northstar or its personnel. Northstar also represented to the Board that it has in place a Code of Ethics reasonably designed to prevent violations of the federal securities laws.

In determining whether to approve the Sub-Advisory Agreement, the Trustees primarily considered that: (1) Northstar has successfully managed the Predecessor Fund for the last two years; (2) Northstar has experience in providing equity management services to clients with over $500 million in assets under management; (3) Northstar has achieved consistent, positive returns since the date it commenced managing the Predecessor Fund; (4) Northstar engages in soft dollar arrangements pursuant to which mutual fund brokerage is directed to a broker-dealer in exchange for research services that benefit Northstar in providing portfolio management services to the Fund; (5) although the Fund’s short-term performance trails the S&P 500, its one and three-year returns are ahead of its peer group. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

Monteagle Value Fund: In their consideration of whether to approve the Sub-Advisory Agreement between Nashville Capital and Robinson, the Board requested and reviewed materials furnished by Robinson in advance of the meeting, including Robinson’s current financial statements, an investment questionnaire describing its investment strategy, and Form ADV Part II, which included a description of its business and personnel, information about its policies and practices regarding best execution, trade allocation, soft dollars, and insider trading, and a representation from Robinson that there are no pending material legal proceedings or securities enforcement proceedings regarding Robinson or its personnel. Robinson also represented to the Board that it has in place a Code of Ethics reasonably designed to prevent violations of the federal securities laws.

In determining whether to approve the Sub-Advisory Agreement, the Trustees primarily considered that: (1) Robinson has successfully managed the Predecessor Fund since its inception; (2) Robinson has experience in providing equity management services to clients with over $100 million in assets under management; (3) Robinson engages in soft dollar arrangements pursuant to which mutual fund brokerage is directed to a broker-dealer in exchange for research services that benefit Robinson; and (4) the Predecessor Fund has significantly outperformed its peer group over the last year and since its inception. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

Monteagle Fixed Income Fund: In their consideration of whether to approve the Investment Advisory Agreement between Nashville Capital and H&R, the Board requested and reviewed materials furnished by H&R in advance of the meeting, including H&R’s current financial statements, an investment questionnaire describing its investment strategy, and Form ADV Part II, which included a description of its business and personnel, information about its policies and practices regarding best execution, trade allocation, soft dollars, and insider trading, and a representation from H&R that there are no pending material legal proceedings or securities enforcement proceedings regarding H&R or its personnel. H&R also represented to the Board that it has in place a Code of Ethics reasonably designed to prevent violations of the federal securities laws.

In determining whether to approve the Sub-Advisory Agreement on behalf of the Fixed Income Fund, the Trustees primarily considered that: (1) H&R has over 60 years’ investment experience and currently provides investment advice to private clients with approximately $562 million in assets under management; (2) the Fund’s total expense ratio is lower than its peer group’s total expense ratio; (3) Fund shareholders will benefit from economies of scale as the Fund’s assets grow because the management fee decreases as assets increase at certain fee breakpoint levels; and (4) although the Fund’s short-term performance trails the Fund’s benchmark and its peer group, the performance is partly explained by the higher credit quality of the Fund’s portfolio; and the Fund has had good long-term performance. The Trustees also considered that H&R will not enter into soft dollar arrangements pursuant to which it directs Fund brokerage to broker-dealers in exchange for research services provided to H&R or the Fund. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

Based on these considerations, among others, the Board, including all the Independent Trustees, concluded that the Sub-Advisory Agreements were in the best interests of the Fund and its shareholders; that the services to be performed under the agreements were services required for the operation of the Fund; the Sub-Advisers had provided satisfactory advisory services to the Fund in the past, and the fees for the Sub-Advisory services and other benefits from the relationship with the Trust are consistent with the fees paid by similar funds, are reasonable in light of the comparative data and would be within the range of what would have been negotiated at arm’s length in light of the circumstances.

SEC EXEMPTIVE ORDER. The Trust and the Adviser are applying for an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Adviser, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated sub-advisers approved by the Board, without obtaining shareholder approval. The exemptive order would also permit the Adviser, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated sub-advisers for new or existing funds, change the terms of particular agreements with unaffiliated sub-advisers or continue the employment of existing unaffiliated sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. Shareholders of the Fund have the right to terminate an agreement with a sub-adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any sub-adviser changes. If the Adviser hires more than one sub-adviser for the Fund, the order also permits the Fund to disclose to shareholders the sub-advisers’ fees only in the aggregate for the Fund.

Prior to October 2002 the Trust operated under an exemptive order covering sub-adviser matters. With the October 1, 2002, change in investment advisers, the Trust could no longer utilize the exemptive order. On November 29, 2002, shareholders instructed management to submit an application for an exemptive order on the same terms and conditions as the prior order. On October 23, 2003, the SEC proposed Rule 15a-5 under the Investment Company Act of 1940 that would allow funds to operate under conditions like those in the application for an exemptive order. The SEC staff has been advised that the Trust and the Adviser wish to proceed with the application and that they have added a condition to the application providing that any exemptive order will terminate if and when Rule 15a-5 is adopted. In January 2005 the SEC staff provided comments on the application for exemption. There is no assurance that exemptive relief will be granted.

Portfolio Managers

Monteagle Large Cap Value Equity Fund

Carl C. Peterson, President of Parkway Advisors is responsible for management of the Monteagle Select Value Fund. The number of other accounts and the total assets in the accounts managed by Mr. Peterson at December 31, 2005:

Parkway Portfolio Manager	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Clay Peterson	Registered Investment Companies: 0 Pooled Investment vehicles: 162 Other Accounts: 40	$0 $ 0 $570,875,647	0 0 0	N/A N/A N/A
Theron Holladay	Registered Investment Companies: 0 Pooled Investment Vehicles: 162 Other Accounts: 40	$0 $ 0 $570,875,647	0 0 0	N/A N/A N/A

Except as otherwise negotiated, the Adviser has voluntarily waived its advisory fees to the extent and in the amount client assets are invested in the Funds, the Adviser does not receive duplicative compensation.

The compensation for Messrs. Peterson and Holladay is a fixed salary established by the Adviser’s board of directors. The Board may also grant a bonus; but, there is no established formula for or expectation of a bonus. Investment performance and the ability to attract assets are among the factors the Board considers in establishing the salaries; however, compensation or bonuses are not based on investment performance or the value of assets held in the Funds’ portfolios.

Monteagle Quality Growth Fund

Robert C. Davis is the Monteagle Quality Growth Fund’s portfolio manager. Mr. Davis is a co-founder, principal and member of the executive committee of DHJA. The number of other accounts and the total assets in the accounts managed by Mr. Davis at December 31, 2005:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Pooled Investment Vehicles	0	N/A	N/A	N/A
Other Accounts	40	$1.4 Billion	0	N/A

To the extent client assets are invested in the Fund, DHJA does not receive duplicative compensation. In addition, there is one (1) account for which DHJA receives an advisory fee based on the performance of the account. (The account valued at $185 million is in the investment strategy employed to manage the Fund.)

The compensation for Mr. Davis is a fixed salary established by DHJA’s executive committee. He may also receive a bonus and/or distribution of profits based on firm performance. There is no established formula for or expectation of a bonus. Investment performance and the ability to attract assets are among the factors the executive committee uses in establishing the salaries because compensation is based on investment performance or the value of assets held in the Funds’ portfolios.

Monteagle Value Fund

Mr. Russell. L. Robinson, president of Robinson, serves as the portfolio manager of the Value Fund solely responsible for making investment decisions for the Value Fund. As of May 31, 2006, Mr. Robinson was responsible for management of the following types of other accounts in addition to the Value Fund’s Predecessor:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Pooled Investment Vehicles	0	N/A	N/A	N/A
Other Accounts	60	$37 million	0	N/A

Mr. Robinson is compensated for his services by Robinson as Sub-advisor to the Value Fund. Mr. Robinson receives a fixed salary and is eligible to participate in the benefit plans offered by Robinson to its other employees.

Monteagle Fixed Income Fund

Messrs Thomas Rusling, Robert J. Prorok, Vincent A. Russo and Robert M. Patzig are jointly and primarily responsible for the day-to-day management of the Fixed Income Fund (each, an “H&R Portfolio Manager”). As of May 31, 2006, each H&R Portfolio Manager was responsible for the management of the following types of other accounts in addition to the Fixed Income Fund’s Predecessor:

H&R Portfolio Manager	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Robert Prorok	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 167	$0 $0 $180 million	0 0 0	N/A N/A N/A
Vince Russo	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 3	$0 $0 $2 million	0 0 0	N/A N/A N/A
Tom Rusling	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 237	$0 $0 $193 million	0 0 0	N/A N/A N/A
Robert M. Patzig	Registered Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 0	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A

Each H&R Portfolio Manager is compensated by H&R. For the fiscal year ended August 31, 2005, Vince Russo’s compensation consisted of a fixed salary and an annual discretionary bonus determined by H&R’s principals based on the following: (i) the quality of research contributions, (ii) the aggregate pre-tax performance of all fixed income accounts (including the pre-tax performance of the Fixed Income Fund) on a calendar year basis as compared to the Lehman Brothers Intermediate Govt/Credit Bond Index and (iii) contribution to firm success. Tom Rusling receives a percentage of the fees earned on all accounts that he manages (including the subadvisory fee received by H&R with respect to the Fixed Income Fund). Bob Prorok receives a percentage of the fees earned on all accounts that he manages, not including to the Fixed Income Fund. Rob Patzig’s compensation consists of a fixed salary and discretionary bonus not based on fund performance, a portion of which relates to the quality of research contributions to H&R.

Monteagle Large Cap Growth Equity Fund

The investment decisions of the Monteagle Large Cap Fund are made by Northstar’s Investment Management Team which comprises of Messrs H. Kent Mergler, Stephen K. Mergler, Robert G. Jacobsen, Peter V. Van Beuren and Jason J. McPharlin (each, “Northstar Portfolio Manager”). Stephen K. Mergler chairs the Investment Committee. As of May 31, 2006, the Management Team was responsible for the management of the following types of other accounts in addition to the Monteagle Large Cap Fund’s Predecessor:

Northstar Portfolio Manager	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Stephen K. Mergler	Registered Investment Companies: 3 Pooled Investment Vehicles: 0 Other Accounts: 233	$78 $0 $618 million	0 0 N/A	N/A N/A N/A
H. Kent Mergler	Registered Investment Companies: 3 Pooled Investment Vehicles: 0 Other Accounts: 233	$78 $0 $618 million	0 0 N/A	N/A N/A N/A
Robert G. Jacobsen	Registered Investment Companies: 3 Pooled Investment Vehicles: 0 Other Accounts: 233	$78 $0 $618 million	0 0 N/A	N/A N/A N/A
Peter V. VanBeuren	Registered Investment Companies: 3 Pooled Investment Vehicles: 0 Other Accounts: 233	$78 $0 $618 million	0 0 N/A	N/A N/A N/A
Jason J. McPharlin	Registered Investment Companies: 3 Pooled Investment Vehicles: 0 Other Accounts: 233	$78 $0 $618 million	0 0 N/A	N/A N/A N/A

The Northstar Management Team is compensated by Northstar. For the fiscal year ended August 31, 2005, each of the team members’ compensation consisted of a fixed salary, as well as a bonus (not based on the fund’s performance) that was awarded by Northstar’s board of directors, based on merit and considering each the member’s contributions, including customer service, business generation, involvement in community and overall contribution to the success of the firm. In addition, as principal owners of Northstar, Northstar’s Management Team all share in Northstar’s profits, including through participation in the firm’s annual profit sharing plan.

As described above, each Portfolio Manager provides investment advisory and other services to clients other than the applicable Fund. In addition, each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family Portfolio Managers. The Funds have no interest in these activities. As a result of the foregoing, each Portfolio Manager is engaged in substantial activities other than on behalf of the applicable Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Managers may manage such other accounts on terms that are more favorable than the terms on which the Sub-advisor manages the applicable Fund, such as in cases where the Sub-advisor receives higher fees from the other accounts than the management fee received from the applicable Fund.

There may be circumstances under which a Portfolio Manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Manager commits to such investment. There also may be circumstances under which a Portfolio Manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the applicable Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.

It is generally each Sub-advisor’s policy that investment decisions for all accounts that a Portfolio Manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the applicable Fund and other accounts. For example, each Sub-advisor has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Sub-advisor. When feasible, the Portfolio Managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the applicable Fund and the Sub-advisor’s other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata, average price per share basis.

The dollar range of each Fund’s securities owned by each Portfolio Manager on May 31, 2006, is set forth below.

Portfolio Manager	Dollar Range of Securities in Monteagle Fixed Income Fund	Dollar Range of Securities in Monteagle Quality Growth Fund	Dollar Range of Securities in Monteagle Large Cap Growth Fund	Dollar Range of Securities in Monteagle Value Fund	Dollar Range of Securities in Monteagle Select Value Fund
Carl C. Peterson	$0 - $10,000	$0 - $10,000	$0 - $10,000	$0 - $10,000	$100,000 - $500,000
Theron R. Holladay	$0 - $10,000	$0 - $10,000	$0 - $10,000	$0 - $10,000	$0 - $10,000
Robert C. Davis	$0 - $10,000	Over $1,000,000	$0 - $10,000	$0 - $10,000	$0 - $10,000
Larry Catlett	$25,000 - $50,000	$0 - $10,000	$100,000 - $500,000	$100,000 - $500,000	$0 - $10,000
Thomas Rusling	$0 - $10,000	$0 - $10,000	$0 - $10,000	$0 - $10,000	$0 - $10,000
Robert J. Prorok	$0 - $10,000	$0 - $10,000	$0 - $10,000	$0 - $10,000	$0 - $10,000
Vincent A. Russo	$0 - $10,000	$0 - $10,000	$0 - $10,000	$0 - $10,000	$0 - $10,000
Robert M. Patzig	$0 - $10,000	$0 - $10,000	$0 - $10,000	$0 - $10,000	$0 - $10,000
H. Kent Mergler	$0 - $10,000	$0 - $10,000	$500,000 - $1,000,000	$0 - $10,000	$0 - $10,000
Stephen K. Mergler	$0 - $10,000	$0 - $10,000	$100,000 - $500,000	$0 - $10,000	$0 - $10,000
Robert G. Jacobsen	$0 - $10,000	$0 - $10,000	Over $1,000,000	$0 - $10,000	$0 - $10,000
Peter V. VanBeuren	$0 - $10,000	$0 - $10,000	$100,000 - $500,000	$0 - $10,000	$0 - $10,000
Jason J. McPharlin	$0 - $10,000	$0 - $10,000	$25,000 - $50,000	$0 - $10,000	$0 - $10,000
Russell L. Robinson	$0 - $10,000	$0 - $10,000	$0 - $10,000	$0 - $10,000	$0 - $10,000

Potential Conflicts of Interests

As described above, each Portfolio Manager provides investment advisory and other services to clients other than the applicable Fund. In addition, each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family Portfolio Managers. The Funds have no interest in these activities. As a result of the foregoing, each Portfolio Manager is engaged in substantial activities other than on behalf of the applicable Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Managers may manage such other accounts on terms that are more favorable than the terms on which the Sub-advisor manages the applicable Fund, such as in cases where the Sub-advisor receives higher fees from the other accounts than the management fee received from the applicable Fund.

There may be circumstances under which a Portfolio Manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Manager commits to such investment. There also may be circumstances under which a Portfolio Manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the applicable Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.

It is generally each Sub-advisor’s policy that investment decisions for all accounts that a Portfolio Manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the applicable Fund and other accounts. For example, each Sub-advisor has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Sub-advisor. When feasible, the Portfolio Managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the applicable Fund and the Sub-advisor’s other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata, average price per share basis.

Distributor

Distributor; Services and Compensation of Distributor

Citco Mutual Fund Distributor, Inc. (“CMFD”), the distributor (also known as principal underwriter) of the shares of each Fund, is located at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355. CMFD is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc.

Under its agreement with the Trust, CMFD acts as the agent of the Trust in connection with the offering of shares of the Funds. CMFD continually distributes shares of the Funds on a best efforts basis. CMFD has no obligation to sell any specific quantity of Fund shares.

For its services, CMFD will receive an annual fee of $5,000 as full compensation for underwriting services for all Funds of the Trust.

Other Provisions of Distributor’s Agreement

Monteagle Funds appointed the underwriter, CMFD, as the exclusive agent for the distribution of its shares. The appointment was reviewed by the Board of Trustees at its meeting on January 30, 2006, and the new underwriting agreement is effective on July 1, 2006. It shall continue in effect for two years from that date. Thereafter, the underwriting agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party and with respect to each class of a Fund for which there is an effective Plan, Trustees who do not have any direct or indirect financial interest in any such Plan applicable to the class or in any agreement to the Plan.

CMFD’s agreement is terminable without penalty by the Trust with respect to a Fund on 30 days’ written notice when authorized by the Trust, or CMFD.

Under its agreement, CMFD is not liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

Under its agreement, CMFD and certain related parties (such as CMFD officers and persons that control CMFD) are indemnified by the Trust against any and all claims and expenses in any way related to CMFD actions (or failures to act) that are consistent with CMFD contractual standard of care. This means that as long as CMFD satisfies its contractual duties, the Trust is responsible for the costs of: (1) defending CMFD against claims that CMFD breached a duty it owed to the Trust; and (2) paying judgments against CMFD.

CMFD may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholders service fees even though shares of the Fund are sold without sales charges or, in the case of Institutional shares, distribution fees. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. When purchasing shares of the Fund in this manner, you should acquaint yourself with your institution’s procedures and should read the Prospectus and this SAI in conjunction with any materials and information provided by your institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

Other Fund Service Providers

Administrator, Fund Accountant and Transfer Agent

CMFS, subject to the supervision of the Board of Trustees, pursuant to a Mutual Fund Services Agreement and Addendums (if any) with the Trust, dated July 1, 2006, acts as the Trust’s administrator, fund accountant, transfer agent and dividend disbursing agent.

As administrator, CMFS is responsible for the supervision of the overall management of the Trust, except for services performed by the Fund’s Adviser under the Fund’s investment advisory agreements, providing the Trust with general office facilities and providing persons satisfactory to the Board to serve as officers of the Trust.

As fund accountant, CMFS provides fund accounting services to each Fund. These services include calculating the NAV per share of each Fund (and class), preparing the Funds’ financial statements and assisting with the Funds’ tax returns.

As transfer agent and dividend disbursing agent, CMFS maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record, can answer shareholder inquiries concerning accounts, and perform other shareholder servicing functions.

For its services, CMFS will receive (covering all Funds) annual compensation equal to the greater of either $175,000 or an annual rate of the average annual assets of the Funds plus $25,000 for each new Fund - all of which the Adviser has contractually agreed to pay in its entirety.

The agreement is effective for a period of three years and one year thereafter and terminable without penalty by the Trust or by CMFS with respect to a Fund on 60 days’ written notice. Under the agreement, CMFS is not liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

From December 1, 2001 to the close of business on September 19, 2003, InCap Service Company (“ISC”) served as the Fund’s administrator. ISC received for its services from each Fund at an annual rate as follows: 0.20% of the average annual assets on the first $25 million of each Fund, 0.15% of the average annual assets on the next $25 million of each Fund, 0.10% of the average annual assets on the next $50 million of each Fund, 0.075% of the average annual assets on the next $300 million of each Fund, and 0.03% thereafter. In addition, each Fund paid an additional $12.00 per shareholder account for transfer agency services. Notwithstanding the above, the minimum fee to be paid per Fund was $60,000 for the first year and $71,000 thereafter. Table 2B in Appendix B shows the dollar amount of the fees paid by the Trust to ISC, the amount of the fee waived by ISC and the actual fee received by ISC for its services.

Custodian

As custodian, pursuant to an agreement with the Trust, Investors Bank & Trust Company safeguards and controls the Funds’ cash and securities, determines income and collects interest on Fund investments. The Custodian may employ foreign sub-custodians to provide custody of a Fund’s foreign assets. The Custodian is located at 200 Clarendon Street, Boston, Massachusetts 02105.

For its services, the Custodian receives a fee from each Fund at an annual rate as follows: (1) 0.01% of the average daily net assets of the Fund for the first $100 million in Fund assets; and (2) 0.005% of the average daily net assets of the Fund for remaining Fund assets. The Custodian is also paid certain transaction fees. These fees are accrued daily by the Funds and are paid monthly based on average net assets and transactions for the previous month.

Legal Counsel

Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is legal counsel to the Trust.

Independent Registered Public Accounting Firm

Cohen McCurdy, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, OH 44145, has been selected as the registered independent public accountant for each Fund. The auditor audits the annual financial statements of the Funds and provides the Funds with an audit opinion. The auditor also prepares each Fund’s tax returns.

PORTFOLIO TRANSACTIONS

How Securities Are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected; (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser or Sub-adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser or Sub-adviser will utilize the services of others.

Purchases of securities from underwriters include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

Commissions Paid

Table 3 in Appendix B shows the aggregate brokerage commissions with respect to each Fund. The data presented are for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period, except as otherwise noted. The table also indicates the reason for any material change in the last two years in the amount of brokerage commissions paid by a Fund.

With respect to the Monteagle Select Value Fund, after March 1, 2004, when the Adviser assumed direct management of the predecessor portfolio Value Equity Fund from PPM, under such circumstances (including the small size of the Fund and its transactions) essentially all brokerage fees were paid to Morgan Keegan. Transactions for the Monteagle Select Value Fund and other clients of the Adviser are placed with that firm at a negotiated rate. The Adviser monitors the rate execution prices and brokerage service provided to assess the benefits to the Fund and other clients.

Adviser Responsibility for Purchases and Sales

The Adviser or Sub-adviser places orders for the purchase and sale of securities with brokers and dealers selected by and in their discretion. No Fund has any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser or Sub-adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser or Sub-adviser seeks “best execution” for all portfolio transactions. This means that the Adviser or Sub-adviser seeks the most favorable price and execution available. The Adviser or Sub-adviser’s primary consideration in executing transactions for a Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Funds may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser or Sub-adviser of each Fund takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser or Sub-adviser’s duties, the Adviser or Sub-adviser may: (1) consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund; and (2) take into account payments made by brokers effecting transactions for a Fund (these payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.

Obtaining Research from Brokers

The Adviser or Sub-adviser may give consideration to research services furnished by brokers to the Adviser or Sub-adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser or Sub-adviser’s own internal research and investment strategy capabilities. This research may be used by the Adviser or Sub-adviser in connection with services to clients other than the Funds, and not all research services may be used by the Adviser or Sub-adviser in connection with the Funds. The Adviser or Sub-adviser’s fees are not reduced by reason of the Adviser or Sub-adviser’s receipt of research services.

The Adviser or Sub-adviser has full brokerage discretion. It evaluates the range of quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the sub-adviser’s accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services purchased for clients include industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.

Occasionally, the Adviser or Sub-adviser may place an order with a broker and pay a slightly higher commission than another broker might charge. If this is done, it will be because of the Adviser or Sub-adviser’s need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser or Sub-adviser’s brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser or Sub-adviser’s are involved with a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Funds’ shareholders.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser or Sub-adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser or Sub-adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner, which is deemed equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

In some cases, a client may direct the Adviser or Sub-adviser to use a broker or dealer of the client’s choice. If the client directs the Adviser or Sub-adviser to use a particular broker, the Adviser or Sub-adviser may not be authorized to negotiate commissions and may be unable to obtain volume discounts or best execution. In these cases, there could be some disparity in commission charges among these clients.

Counterparty Risk

The Adviser or Sub-adviser monitors the creditworthiness of counterparties to its Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

Transactions through Affiliates

The Adviser and Sub-adviser do not effect brokerage transactions through affiliates of the Adviser or Sub-adviser (or affiliates of those persons).

Other Accounts of the Adviser or Sub-adviser

Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or Sub-adviser. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security. In that event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the respective Adviser or Sub-adviser’s opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Fund’s Adviser or Sub-adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Portfolio Turnover

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. Portfolio turnover rate is reported in the Prospectus. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

Securities of Regular Broker-Dealers

From time to time a Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year. During the past fiscal year, there were no regular brokers and dealers for any Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

General Information

Shareholders may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent’s offices located at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355.

The Funds accept orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

Additional Purchase Information

Shares of each Fund are sold on a continuous basis by the distributor at net asset value (“NAV”) per share without any sales charge. Accordingly, the offering price per share is the same as the NAV per share.

Fund shares are normally issued for cash only. In the Adviser or Sub-adviser’s discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

UGMAs/UTMAs

If the trustee’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the investor must provide a copy of the trust document.

Purchases through Financial Institutions

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

If you purchase shares through a financial institution, you will be subject to the institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly. When you purchase a Fund’s shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution’s procedures, you may have Fund shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Funds may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Funds are not responsible for the failure of any financial institution to carry out its obligations.

Monteagle Quality Growth Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers, including Charles Schwab & Co, Inc., are authorized to designate other intermediaries to receive purchase and redemption orders on Monteagle Quality Growth Fund’s behalf. Monteagle Quality Growth Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at Monteagle Quality Growth Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Monteagle Quality Growth Fund.

Investors purchasing shares of the Funds through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

Additional Redemption Information

A Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund’s shares as provided in the Prospectus.

Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

Redemption-In-Kind

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Trust determines conditions exist which would make payment in cash detrimental to the best interests of a Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

NAV Determination

In determining a Fund’s NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price or official closing price, as applicable. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

Distributions

Distributions of net investment income will be reinvested at a Fund’s NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

Shareholder Services

RETIREMENT ACCOUNTS. The Funds may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth individual retirement accounts (collectively, “IRAs”). Call the Funds at (888) 263-5593 to obtain an IRA account application. Generally, investment earnings in an IRA will be tax-deferred until withdrawn. If certain requirements are met, investment earnings held in a Roth IRA will not be taxed even when withdrawn. You generally may contribute up to $5,000 annually to an IRA. If you are age 50 or older, you may contribute an additional $2,000. Only contributions to Traditional IRAs are tax-deductible. However, that deduction may be reduced if you or your spouse is an active participant in an employer-sponsored retirement plan and you (or you and your spouse) have adjusted gross income above certain levels. Your ability to contribute to a Roth IRA also may be restricted if you or, if you are married, you and your spouse have adjusted gross income above certain levels.

Your employer may also contribute to your IRA as part of a Savings Incentive Match Plan for Employees, or “SIMPLE plan,” established after December 31, 1996. Under a SIMPLE plan, you may contribute up to $7,000 annually to your IRA, and your employer must generally match such contributions up to 3% of your annual salary. (If you are age 50 or older, you may contribute a greater amount.) Alternatively, your employer may elect to contribute to your IRA 2% of the lesser of your compensation or $200,000.

This information on IRAs is based on regulations in effect as of January 1, 2001, and summarizes only some of the important federal tax considerations affecting IRA contributions. These comments are not meant to be a substitute for tax planning. Consult your tax advisers about your specific tax situation.

Exchanges

By making an exchange by telephone, you authorize the Transfer Agent to act on telephonic instructions believed by the Transfer Agent to be genuine instructions from any person representing himself or herself to be you. The records of the Transfer Agent of such instructions are binding. The exchange procedures may be modified or terminated at any time upon appropriate notice to shareholders. For Federal income tax purposes, exchanges are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder’s basis in such shares at the time of such transaction.

TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. Federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting each Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax adviser as to the Federal, state, local and foreign tax provisions applicable to them.

Qualification as a Regulated Investment Company

Each Fund intends for each tax year to qualify as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

The tax year-end for the Monteagle Quality Growth Fund and Monteagle Select Value Fund have a December 31, fiscal year end while the Monteagle Fixed Income Fund, Monteagle Large Cap Growth Fund and the Monteagle Value Fund have August 31 fiscal year ends.

Meaning of Qualification

As a regulated investment company, a Fund will not be subject to Federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company, a Fund must satisfy the following requirements:

•
The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

•	The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.
•
The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income tax.

Failure to Qualify

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to shareholders as ordinary income. In the case of Growth Equity Fund and Value Equity Fund, a portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Funds may make additional distributions of net capital gain at any time during the year. These distributions are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares. These distributions do not qualify for the dividends-received deduction.

Each Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Funds’ financial statements. Any such losses may not be carried back.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce the shareholder’s tax basis in the shares and are treated as gain from the sale of the shares to the extent the shareholder’s basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

A shareholder may purchase shares whose net asset value at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to the shareholder in the manner described above, although the distribution economically constitutes a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made (or deemed made) to them during the year.

Certain Tax Rules Applicable to the Funds Transactions

For Federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Each Fund can elect to exempt its Section 1256 contracts which are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle”. In general, straddles are subject to certain rules that may affect the character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of Section 1256 contracts.

If a Fund invests in the securities of foreign issuers, the Fund’s income may be subject to foreign withholding taxes.

Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if elected by the Fund) of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year.

For purposes of calculating the excise tax, each Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year (or December 31 if it has made the election described above) in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year (unless the election described above has been made).

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Sale or Redemption of Shares

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Backup Withholding

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 30% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder’s Federal income tax liability or refunded.

Foreign Shareholders

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (and short-term capital gains) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. Federal income tax on gain realized on the sale of shares of a Fund and distributions of net capital gain from a Fund.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of a Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, a Fund may be required to withhold U.S. Federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to distributions from a Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in a Fund.

State and Local Taxes

The tax rules of the various states of the U.S. and local jurisdictions with respect to distributions from a Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in a Fund.

OTHER MATTERS

General Information on Trust and Shares

Structure

The Trust was organized as a business trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds and changed its name to Monteagle Funds on or about May 15, 2006. The Trust has operated as an investment company since inception.

The Trust is registered with the SEC as an open-end, management investment company (a “mutual fund”) under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

•	Shares of each of the Monteagle Fixed Income Fund, Monteagle Value Fund, Monteagle Large Cap Growth Fund, Monteagle Quality Growth Fund and Monteagle Select Value Fund.

Prior to July 17, 2006, the Trust consisted of the following shares of beneficial interest:

•	Trust Shares of each of Government Bond Fund, Growth Equity Fund and Value Equity Fund.

Each Fund is a series of Monteagle Funds. It is not intended that meetings of shareholders be held except when required by Federal or Delaware law. All shareholders of each Fund are entitled to vote at shareholders’ meetings unless a matter is determined to affect only a specific Fund (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or Monteagle Funds. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Funds do not intend to exercise control over the management of companies in which they invest.

The Trust and each Fund will continue indefinitely until terminated.

Not all Funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a Fund’s availability.

Shareholder Voting and Other Rights

Each share of each series of the Trust has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Generally, shares will be voted separately by individual series except: (1) when required by applicable law, shares shall be voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such series shall be entitled to vote thereon. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a series is entitled to the shareholder’s pro rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

A shareholder or shareholders representing 33⅓% or more of the outstanding shares entitled to vote may, as set forth in the Trust Instrument, call meetings of the Trust (or Fund) for any purpose related to the Trust (or Fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Certain Reorganization Transactions

The Trust or any Fund may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the Fund. The Trustees may, without prior shareholder approval: (1) cause the Trust or any Fund to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another company registered as an open-end, management investment company under the 1940 Act, or a series thereof: (2) cause any or all shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (3) cause the Trust to incorporate or organize under the laws of any state, commonwealth, territory, dependence, colony or possession of the United States of America or in any foreign jurisdiction.

Fund Ownership

As of January 31, 2005, the percentage of shares owned by all officers and Trustees of the Trust as a group was as follows. To the extent officers and Trustees own less than 1% of the shares of each Fund (or of the Trust), the table reflects “N/A” for not applicable.

Fund (or Trust)	Percentage of Shares Owned
The Trust	N/A
Government Bond Fund	N/A
Growth Equity Fund	N/A
Value Equity Fund	N/A

Also as of that date, certain shareholders of record owned 5% or more of each Fund. Shareholders known by a Fund to own beneficially 5% or more of the Fund are listed in Table 4 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of December 31, 2005, the following persons beneficially owned 25% or more of the shares of a Fund (or of the Trust) and may be deemed to control the Fund (or the Trust). For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

Controlling Person Information

Shareholder	Fund (or Trust)	Percentage of Shares Owned
HUBCO	Government Bond Fund (predecessor to the current Fixed Income Fund)	46.70%
Wells Fargo Bank	Government Bond Fund (predecessor to the current Fixed Income Fund)	30.57%
Charles Schwab	Quality Growth Fund	35.78%
Wells Fargo Bank	Quality Growth Fund	18.50%
HUBCO	Quality Growth Fund	18.01%
HUBCO	Select Value Fund	57.41%
Wells Fargo Bank	Select Value Fund	21.31%
FAMCO	Fixed Income Fund (predecessor to the current Fixed Income Fund)	100.0%
FAMCO	Large Cap Growth Fund	100.0%
FAMCO	Value Fund	100.0%

Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust and requires that a disclaimer be given in each bond, note or contract, or other undertaking entered into or executed by the Trust or the Trustees. The Trust’s Trust Instrument (the document that governs the operation of the Trust) provides that the shareholder, if held to be personally liable solely by reason of being or having seen a shareholder of such series, shall be entitled out of the assets the applicable series’ property to be held harmless from and indemnified against all losses and expenses arising from such liability. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. It is believed that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust or its shareholders for any act, omission or obligation of the Trust or any Trustee. In addition, the Trust Instrument provides that the Trustees shall not be liable for any act, omission or any conduct whatsoever in his capacity as a Trustee, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Code of Ethics

The Trust, the Advisers, the Sub-advisers, and CMFD have adopted codes of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Funds and personnel of the Funds, the Advisers, the Sub-advisers, and CMFD. The code of ethics permit such personnel to invest in securities, including securities that may be purchased or held by the Funds. The code of ethics require all covered persons to conduct their personal securities transactions in a manner which do not operate adversely to the interests of the Funds or other clients. Copies of the codes of ethics have been field with the SEC as exhibits to the Trust’s registration statement which is available on the SEC’s website at: http://www.sec.gov. The Trust’s code of ethics is available free of charge upon request by calling (888) 263-5593 or writing:

MONTEAGLE FUNDS
6550 Directors Parkway
Abilene, Texas 79606

Portfolio Holdings Disclosure Policy

It is the policy of the Trust to protect the confidentiality of fund holdings and prevent the selective disclosure of nonpublic information about fund portfolio holdings. The Trust publicly discloses holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Funds’ service providers and others who generally need access to such information as needed in the performance of their contractual duties and responsibilities, such as the Funds’ custodian (daily), fund accountants (daily), investment adviser and sub-advisers (daily), independent public accountants (annually), attorneys (quarterly), officers (daily) and Trustees (quarterly) and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

Periodically, the Trust’s Executive Officers or its duly authorized Adviser, Sub-adviser or Administration firm may distribute certain fund information such as top ten holdings, sector holdings and other portfolio characteristic data before such information is required to be disclosed pursuant to regulatory requirements, provided that the information has been publicly disclosed via the Funds’ website or otherwise, typically 30 days after quarter end.

There are numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the Funds by these services, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before their public disclosure is required as discussed above. These service providers are prohibited from trading on the information they receive and must sign a written confidentiality agreement to prevent the distribution of portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Funds before the portfolio holdings or results of the analysis become public information. Neither Adviser nor the Trust receives any compensation for disclosure of portfolio holdings.

The Advisers or Sub-advisers of the Funds may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities that may be purchased for the Funds. In no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

The Board has approved the Trust’s portfolio holdings disclosure policies and procedures and must approve any material change to such policy. The Board oversees the monitoring of this policy by authorizing the Chief Compliance Officer to audit the policy, procedures and approve any exceptions to the policy that is deemed to be in the best interest of the Shareholders. The Chief Compliance Officer shall report to the Board annually to discuss the information, who gets the information and whether any violations have occurred. The Board may also impose additional restrictions on the dissemination of portfolio information beyond those found in the policies and procedures. Any violation of the policies and procedures that constitutes a material compliance matter, conflict, waiver or exception to the policies and procedures will be reported to the Board and the Board and/or Chief Compliance Officer shall address/resolve the matter.

Proxy Voting Procedures

The Trust had adopted policies and procedures to be used in connection with voting proxies relating to portfolio securities. The policies and procedures were instructions to the Adviser on how to vote when specified matters were presented for shareholder vote. In anticipation of recently adopted regulations concerning proxy voting becoming effective, Trust procedures have been expanded to cover recordkeeping, reporting, supervision and conflicts of interest. If there is a conflict between the interest of the Adviser and Fund shareholders that is not covered by the list of specified matters, then the Board of Trustees or a designated disinterested Trustee must be contacted for a decision on how to vote on the matter. A copy of the Trust’s Proxy Voting Procedures is attached as Appendix D. Beginning in late August 2004 through June 30, 2005, the Trust will, without charge, provide a copy of its proxy voting record to shareholders requesting same by calling (888) 263-5593. The proxy voting record will also be available on the SEC’s website at: http://www.sec.gov.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, the copy of such contract or other documents filed as exhibits to the registration statement.

Financial Statements

The financial statements of the Funds for the year ended August and/or December 31, 2005, included in the Annual Report to shareholders of the Trust are incorporated herein by reference. Additionally, the Semi-Annual Reports dated February 28, 2006 for the Fixed Income Fund, Value Fund and Large Cap Growth Fund are incorporated herein by reference. These financial statements include items such as: the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, notes and independent auditors’ report.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Corporate Bonds (Including Convertible Bonds) and Preferred Stock

Moody’s Investors Service

Aaa
Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Continued Appendix A

Caa	Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard and Poor’s Corporation

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, large uncertainties or major exposures to adverse conditions may outweigh these.

Continued Appendix A

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C
An obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The ‘r’ symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Fitch Ratings

Investment Grade

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Continued Appendix A

AA
Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB
Speculative.‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative.‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50% - 90% of such outstandings, and ‘D’ the lowest recovery potential, i.e. below 50%.

Continued Appendix A

Short Term Ratings

Moody’s Investors Service

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.
• High rates of return on funds employed.
• Conservative capitalization structure with moderate reliance on debt and ample asset protection.
• Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
• Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Continued Appendix A

B
A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

F1
Obligations assigned this rating are considered to have the highest credit quality. This rating indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2
Obligations assigned this rating are considered to have good credit quality. This rating indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Obligations assigned this rating are considered to have fair credit quality. This rating indicates an adequate capacity for timely payment of financial commitments; however, near-term adverse changes could result in a reduction to non-investment grade.

B
Obligations assigned this rating are considered speculative. This rating indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C
Obligations assigned this rating are considered to have a high default risk. This rating indicates that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Obligations assigned this rating are in actual or imminent payment default.

APPENDIX B - MISCELLANEOUS TABLES

Table 1 - Investment Advisory Fees

A.
The following table shows the dollar amount of fees paid to the Advisers with respect to each Fund, the amount of that fee waived by the Adviser, if any, and the actual fee received by Parkway Advisor during its tenure beginning October 1, 2002 through December 31, 2005. During this period Parkway Advisors, pursuant to its agreement to assume certain expenses of the Funds, has paid Fund expenses in excess of fees retained.

Monteagle Fixed Income Fund[1]	Parkway Advisory Fee Paid	Parkway Advisory Fee Waived	Parkway Advisory Fee Retained
Year Ended December 31, 2005	$120,732	$95,167	$25,565
Year Ended December 31, 2004	$125,365	$75,197	$50,168
Year Ended December 31, 2003	$68,056	$0	$68,056
Three Month Period Ended December 31, 2002	$12,348	$237	$9,977

Monteagle Quality Growth Fund[2]	Parkway Advisory Fee Paid	Parkway Advisory Fee Waived	Parkway Advisory Fee Retained
Year Ended December 31, 2005	$82,349	$31,197	$51,152
Year Ended December 31, 2004	$73,803	$29,521	$44,282
Year Ended December 31, 2003	$50,350	$0	$50,350
Three Month Period Ended December 31, 2002	$7,433	$1,543	$5,890

Monteagle Select Value Fund[3]	Parkway Advisory Fee Paid	Parkway Advisory Fee Waived	Parkway Advisory Fee Retained
Year Ended December 31, 2005	$47,136	$35,060	$12,076
Year Ended December 31, 2004	$28,245	$11,298	$16,947
Year Ended December 31, 2003	$15,565	$0	$15,565
Three Month Period Ended December 31, 2002	$2,038	$447	$1,591

1
The Fixed Income Fund was consolidated the Government Bond Fund into the Monteagle Fixed Income on July 17, 2006. The fees reflected in the table relate to the fees Parkway Advisor received on the Government Bond Fund.

2	Parkway Advisors received fees for Monteagle Quality Growth Fund’s predecessor the Growth Equity Fund.
3	Parkway Advisors received fees for Monteagle Select Value Fund predecessor the Value Equity Fund.

Continued Appendix B

B.	The following table shows the aggregate dollar amount of fees paid by the Adviser to the Sub-adviser with respect to each Fund.

Monteagle Fixed Income Fund[1]	Aggregate Dollar Amount Paid

Fiscal Year Ended December 31, 2005	$0
Fiscal Year Ended December 31, 2004	$42,589
Fiscal Year Ended December 31, 2003	$35,500
Fiscal Year Ended December 31, 2002	$35,064

Monteagle Quality Growth Fund[2]	Aggregate Dollar Amount Paid
Fiscal Year Ended December 31, 2005	$49,409
Fiscal Year Ended December 31, 2004	$44,282
Fiscal Year Ended December 31, 2003	$27,047
Fiscal Year Ended December 31, 2002	$24,236

Monteagle Select Value Fund[3]	Aggregate Dollar Amount Paid
Fiscal Year Ended December 31, 2005	$0
Fiscal Year Ended December 31, 2004	$2,091
Fiscal Year Ended December 31, 2003	$8,367
Fiscal Year Ended December 31, 2002	$6,951

Monteagle Large Cap Growth Fund[4]	Aggregate Dollar Amount Paid
Fiscal Year Ended August 31, 2005	$126,383
Fiscal Year Ended August 31, 2004	$134,892
Fiscal Year Ended August 31, 2003	$61,997
Fiscal Year Ended August 31, 2002	$88,382

Monteagle Value Fund[5]	Aggregate Dollar Amount Paid
Fiscal Year Ended August 31, 2005	$111,607
Fiscal Year Ended August 31, 2004	$2,091
Fiscal Year Ended August 31, 2003	$8,367
Fiscal Year Ended August 31, 2002	$6,951

1
Parkway Advisors consolidated the Memorial Government Bond Fund into the Monteagle Fixed Income on July 17, 2006.  The fees reflected in the table relate to the fees Parkway Advisor paid on the Memorial Government Bond Fund.

2	The fees in the table reflect the fees Parkway Advisors paid on the Monteagle Quality Growth Fund’s predecessor the Memorial Growth Equity Fund.
3	The fees in the table reflect the fees Parkway Advisors paid on the Monteagle Select Value Fund’s predecessor the Memorial Value Equity Fund.
4	The fees in the table reflect the fees Nashville Capital paid on the Monteagle Value Fund predecessor’s the Monteagle Value Fund.
5	The fees in the table reflect the fees Nashville Capital paid on the Monteagle Large Cap Growth Fund’s predecessor the Monteagle Growth Equity Fund.

Table 2A - CMFS Combined Administration, Accounting and Transfer Agent Service Fees

The following table shows the dollar amount of fees paid to Citco Mutual Fund Services, Inc. (“CMFS”) with respect to services rendered for each Fund, the amount of fee that was waived by CMFS, if any, and the actual fee received by CMFS.  Additionally, the numbers outlined below are based on rates prior to the reorganization effective July 17, 2006.

Continued Appendix B

Monteagle Fixed Income Fund1	Service Fee Paid	Service Fee Waived	Service Fee Retained
Year Ended December 31, 2005	$ 98,890	$0	$ 98,890
Year Ended December 31, 2004	$109,135	$0	$109,135
September 23 to December 31, 2003	$27,133	$0	$27,133

Monteagle Quality Growth Fund2	Service Fee Paid	Service Fee Waived	Service Fee Retained
Year Ended December 31, 2005	$48,163	$0	$48,163
Year Ended December 31, 2004	$48,080	$0	$48,080
September 23 to December 31, 2003	$16,321	$0	$16,321

Monteagle Select Value Fund3	Service Fee Paid	Service Fee Waived	Service Fee Retained
Year Ended December 31, 2005	$27,947	$0	$27,947
Year Ended December 31, 2004	$17,785	$0	$17,785
September 23 to December 31, 2003	$4,975	$0	$4,975

1	The Government Bond Fund was consolidated into the Monteagle Fixed Income on July 17, 2006. The fees reflected in the table relate to the fees Parkway Advisor paid on the Government Bond Fund.
2	The fees in the table reflect the fees Parkway Advisors paid on the Monteagle Quality Growth Fund’s predecessor the Growth Equity Fund.
3	The fees in the table reflect the fees Parkway Advisors paid on the Monteagle Select Value Fund predecessor the Value Equity Fund.

Table 2B - ISC Combined Administration, Accounting and Transfer Agent Service Fees

The following table shows the dollar amount of fees paid to InCap Service Company (“ISC”) with respect to services rendered for each Fund, the amount of fee that was waived by ISC, if any, and the actual fee received by ISC.

Monteagle Fixed Income Fund[1]	Service Fee Paid	Service Fee Waived	Service Fee Retained
January 1, 2003 to September 22, 2003	$53,251	$0	$53,251
Year Ended December 31, 2002	$62,999	$0	$62,999

Monteagle Quality Growth Fund[2]	Service Fee Paid	Service Fee Waived	Service Fee Retained
January 1, 2003 to September 22, 2003	$53,251	$0	$53,251
Year Ended December 31, 2002	$62,999	$0	$62,999

Monteagle Select Value Fund[3]	Service Fee Paid	Service Fee Waived	Service Fee Retained
January 1, 2003 to September 22, 2003	$53,251	$0	$53,251
Year Ended December 31, 2002	$62,999	$0	$62,999

Continued Appendix B

1
The Government Bond Fund was consolidated into the Monteagle Fixed Income on or about July 17, 2006.  The fees reflected in the table relate to the fees Parkway Advisor paid on the Government Bond Fund.

2	The fees in the table reflect the fees Parkway Advisors paid on the Monteagle Quality Growth Fund’s predecessor the Growth Equity Fund.
3	The fees in the table reflect the fees Parkway Advisors paid on the Monteagle Select Value Fund predecessor the Value Equity Fund.

Table 3 - Commissions

The following table shows the aggregate brokerage commissions with respect to each Fund that incurred brokerage costs. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

Monteagle Fixed Income Fund[1]	Aggregate Commission Paid
Year Ended December 31, 2005	$0
Year Ended December 31, 2004	$0
Year Ended December 31, 2003	$0
Year Ended December 31, 2002	$0

Monteagle Quality Growth Fund[2]	Aggregate Commission Paid
Year Ended December 31, 2005	$37,095
Year Ended December 31, 2004	$41,611
Year Ended December 31, 2003	$22,008
Year Ended December 31, 2002	$14,335

Monteagle Select Value Fund[3]	Aggregate Commission Paid
Year Ended December 31, 2005	$26,349
Year Ended December 31, 2004	$12,736
Year Ended December 31, 2003	$2,106
Year Ended December 31, 2002	$3,552

1
The Government Bond Fund was consolidated into the Monteagle Fixed Income on or about July 17, 2006.  The fees reflected in the table relate to the fees Parkway Advisor paid on the Government Bond Fund.

2	The fees in the table reflect the fees Parkway Advisors paid on the Monteagle Quality Growth Fund’s predecessor the Growth Equity Fund.
3	The fees in the table reflect the fees Parkway Advisors paid on the Monteagle Select Value Fund predecessor the Value Equity Fund.

Continued Appendix B

Table 4 - 5% Shareholders

The following table lists the persons who owned of record 5% or more of the outstanding shares of a Fund as of December 31, 2005.

Fund Name	Name and Address	Shares	% of Fund

Monteagle Fixed Income Fund[1]	HUBCO 298 West Valley Ave Birmingham, AL 35209	1,010439.127	46.70%
	Wells Fargo Bank, NA P.O. Box 1533 Minneapolis, MN 55480	661,370.165	30.57%
Monteagle Quality Growth Fund[2]	Charles Schwab 101 Montgomery Street San Francisco, CA 94104	872,896.707	35.78%
	Wells Fargo Bank, NA P.O. Box 1533 Minneapolis, MN 55480	451,264.135	18.50%
	HUBCO 298 West Valley Ave Birmingham, AL 35209	439,325.920	18.01%
Monteagle Select Value Fund[3]	HUBCO 298 West Valley Ave Birmingham, AL 35209	686,348.712	57.41%
	Wells Fargo Bank, NA P.O. Box 1533 Minneapolis, MN 55480	254,688.152	21.31%
Monteagle Large Cap Growth Fund[4]	FAMCO Post Office Box 1148 Columbia, Tennessee 38402	4,926,364.474	100.0%
Monteagle Value Fund[5]	FAMCO Post Office Box 1148 Columbia, Tennessee 38402	1,292,112.733	100.0%

1
The Government Bond Fund was consolidated into the Monteagle Fixed Income on July 17, 2006.  The fees reflected in the table relate to the fees Parkway Advisor paid on the Government Bond Fund. The shareholders reflected in the table relate to the Memorial Government Bond Fund.

2	The shareholders in the table relate to the Monteagle Quality Growth Fund’s predecessor the Memorial Large Cap Growth Equity Fund.
3	The shareholders in the table relate to the Monteagle Large Cap Value Equity Fund’s predecessor the Memorial Large Cap Value Equity Fund.
4	The shareholders in the table relate to the Monteagle Large Cap Growth Equity Fund’s predecessor the Monteagle Growth Equity Fund.
5	The shareholders in the table relate to the Monteagle Value Fund’s predecessor the Monteagle Value Fund.

APPENDIX C - PERFORMANCE DATA

Table 1 - Yields

For the 30-day period ended May 31, 2006, the annualized yield of on shares of the Monteagle Fixed Income Fund was as follows.

Monteagle Fixed Income Fund	Yield
2,213,098.962 Shares	3.90%

Table 2 - Total Returns

The Average Annual Total Returns of each Fund for the period ended December 31, 2005, was as follows. The average total return of the “Trust Share” class of the Growth Equity Fund and the Value Equity Fund was for the period ended February 28, 2000, the date of reclassification.

Non Standardized Returns (without a sales load)

Government Bond Fund	One Month	Three Months	Calendar Year to Date	One Year	Three Years	Five Years	Ten Years	Since Inception

Shares
Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares.	0.39% 0.25% 2.63%	0.39% (0.31)% (0.16)%	1.07% 0.00% 0.69%	1.07% 0.00% 0.69%	1.26% 0.42% 0.68%	3.67% 2.44% 2.44%	N/A N/A N/A	4.57% 2.94% 2.93%

C-1

Continued Appendix C

Growth Equity Fund	One Month	Three Months	Calendar Year to Date	One Year	Three Years	Five Years	Ten Years	Since Inception

Shares
Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares.	(0.38)% 4.08% 37.79%	2.20% 10.18% 29.51%	2.77% 2.77% 1.81%	2.77% 2.77% 1.81%	8.75% 8.73% 7.52%	(3.01)% (3.04)% (2.55)%	N/A N/A N/A	2.58% 1.05% 1.57%

Value Equity Fund	One Month	Three Months	Calendar Year to Date	One Year	Three Years	Five Years	Ten Years	Since Inception

Shares
Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares.	0.21% 4.78% 45.12%	4.91% 9.35% 26.85%	1.45% 1.18% 1.25%	1.45% 1.18% 1.25%	16.19% 15.95% 14.01%	9.59% 9.23% 8.17%	N/A N/A N/A	5.23% 4.85% 4.32%

C-2

APPENDIX D - PROXY VOTING PROCEDURES

PROXY VOTING PROCEDURES

The Board of Trustees of Monteagle Funds (the “Company”) notes the January 31, 2003, Securities and Exchange Commission (“SEC”) releases adopting various rules - including, among others, Investment Company Act of 1940 Rule 30b1-4 and Investment Adviser Act of 1940 Rule 206(4)-6. These procedures have been adopted in light of those releases. It is the intent of the Board that the Company’s procedures be consistent with those of the Company’s investment adviser to avoid unnecessary expenses.

A. Guidelines

It is the policy of the Company to vote proxies for all accounts for which it has voting authority in a manner in which the Company believes to be in the best interests of its clients and Plan participants. The Company recognizes that in many instances the interests of corporate management may not be consistent with what the Company views to be in the best interests of the Plan participant. Therefore, the Company has adopted the following general procedures:

1.
CONFIDENTIAL VOTING AND SHAREHOLDER ACTIONS: The Company believes that the proxy voting systems should provide access to both management and shareholders. As such, the Company would tend to vote in favor of shareholder resolutions requesting that corporations adopt policies that comprise both confidential voting and the use of independent inspectors of elections.

The Company would also generally oppose any measures that would restrict the right of shareholders to act by written consent or to call a special meeting of the shareholders.

2.
POISON PILLS AND GOLDEN PARACHUTES: The Company believes that the shareholders of a corporation should have the right to vote upon decisions in which there is a real or potential conflict between the interests of shareholders and those of management.

Thus, the Company will vote in favor of shareholder proposals requesting that a corporation submit a “poison pill” for shareholder ratification. We will examine, on a case-by-case basis, shareholder proposals to redeem a “poison pill” and management proposals to ratify a “poison pill”. The Company will also vote in favor of proposals that “golden parachute” proposals be submitted for shareholder approval.

3.
ELECTION OF DIRECTORS: The Company believes that one of the primary rights of a shareholder is the right to vote for the election of directors. We feel that all members of the board of directors should stand for election each year, and will, therefore, vote against a classified or “staggered” board.

4.	VOTING RIGHTS: The Company believes that each shareholder should have equal voting rights. The Company will vote against dual class voting and other unequal voting structures.

5.
FAIR PRICE AMENDMENTS: The Company believes that “fair price amendments” can protect shareholders from coercive and discriminatory tender offers. The Company will generally vote in favor of fair price provisions and in favor of other measures which we feel will protect shareholders from coercive takeover bids which do not provide for fair and equal treatment of all shareholders.

6.	TARGET SHARE PAYMENTS: The Company believes that shareholders should have the right to vote on the placement of blocks of a corporation’s stock in the hands of persons friendly to management.

The Company will vote in favor of shareholder proposals which request that corporations first obtain shareholder authorization before issuing any significant amount of voting stock (whether common or preferred), rights, warrants or securities convertible into voting stock to any person or group. We believe that shareholders should have the right to vote on placements that could enable management of a corporation to defeat a tender offer that may be in the best interests of shareholders.

7.	TENDER OFFERS: The Company will consider tender offers on a case-by-case basis.

B. Conflicts

The Company recognizes that proxy proposals may present a conflict between the interests of fund shareholders and those of the fund’s investment adviser, principal underwriter, or other service providers or certain other affiliates. Therefore, the Company has adopted the following conflict procedures:

1.	IDENTIFYING CONFLICTS: The person assigned responsibility for voting proxies shall, when reviewing proxy materials, identify conflicts of interest including, for example:

a.
when the adviser (or its affiliate) is or is seeking to manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies or;

b.	has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships.

2.
DATA FOR IDENTIFYING CONFLICTS: The person assigned responsibility for voting proxies shall advise Company management (or the fund’s investment adviser) of companies soliciting proxies, and management shall advise if there are any known conflicts - including, in particular, the conflicts listed as example in the preceding paragraph.

3.
DISCLOSE CONFLICTS: If a conflict is identified, the person assigned to vote proxies shall notify Company management as soon as possible so that a voting decision may be made, voting on the proxy proposal in a timely manner.

4.
VOTING DECISIONS IN CONFLICT SITUATIONS: If the matter to be voted on is covered by Part A of these procedures, the proxy shall be voted in accordance with Part A. If the matter is not specifically addressed by Part A and there is a conflict, management of the Company shall contact the Board of Trustees or the Board’s designated representative for voting instructions.

5.
RECORD OF VOTING INSTRUCTIONS: Company management shall record and the person responsible for voting proxies shall maintain records reflecting client voting instructions on matters where there are conflicts.

C. Voting Records

The Company recognizes obligations to maintain records as required by Rule 30b1-4 under the Investment Company Act of 1940 and not the investment adviser’s obligations under Rule 206(4)-6 and 204-2(c)(2) under the Investment Advisers Act of 1940. Therefore, the Company has adopted the following record keeping procedure:

1.
PERSON RESPONSIBLE: The person assigned responsibility for voting proxies or, if that person is an outside service provider, the person in the Company’s legal or compliance department responsible for maintaining compliance records shall prepare and maintain the files/records required by these procedures.

2.	POLICIES AND PROCEDURES: A copy of all proxy voting procedures adopted by the Company shall be maintained in an appropriately labeled file for the term required by regulatory authorities.

3.
PROXY STATEMENTS: A record of all proxy statements with respect to securities held in Company (or client) portfolios shall be maintained in the form of an EXCEL (or similar) spreadsheet. Hard copies of the proxy statements shall not be maintained in Company files; instead, the Company shall rely on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

4.
PROXY VOTING RECORD: The person responsible for voting proxies shall maintain a record detailing for each Fund (or for each client) in the form of an EXCEL (or similar) spreadsheet containing the following information for each matter relating to a portfolio security considered at any shareholder meeting with respect to which the Fund (or client) is entitled to vote:

a.	The name of the issuer of the portfolio security;

b.	The exchange ticker symbol of the portfolio security;

c.	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

d.	The shareholder meeting date;

e.	A brief identification of the matter voted on;

f.	Whether the matter was proposed by the issuer or by a security holder;

g.	Whether the registrant cast its vote on the matter;

h.	How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

i.	Whether the registrant cast its vote for or against management.

5.
MEMORANDA: In addition to the record required by Part B.5. of these procedures, the person assigned responsibility for voting proxies shall maintain a copy of documents created by Company (or the adviser) personnel that were material to the voting decision.

6.
REQUEST FOR DATA: A copy of each written request for a Fund’s voting record and a copy of each written response, if more than a copy of a formatted voting record, shall be maintained. [The Company shall consider whether the person requesting the voting record is a shareholder of record. If the person is not a shareholder of record, that person shall be referred to the SEC’s EDGAR system.] The report shall be mailed within three days of receipt of a request.

D. Regulatory Reporting of Proxy Votes

The Company recognizes that it is required by Rule 30b1-4 under the Investment Company Act of 1940 to file Form N-PX, Annual Report of Proxy Record of Registered Management Investment Company, with the SEC not later than August 31st of each year; and that the Form is to contain the Company’s proxy voting record, separately for each Fund (or series), for the most recent twelve-month period ended June 30th. Therefore, the Company has adopted the following procedures:

1.	FORM PREPARATION: Legal and/or Compliance personnel shall prepare Form N-PX, incorporating the spreadsheet prepared as required by Part C.4., prior to July 31st.

2.	REVIEW - EXECUTION: Company management shall review, execute and instruct filing of the report on Form N-XP prior to July 31st.

E. Disclosure of Policies and Procedures for Voting Proxies

The Company recognizes that is required to disclosure the Proxy Voting Procedures and related information in its Registration Statement on Form N-1A, Item 13(f) and Item 22(b)(7) and (8) and (c)(5) and (6). The Company also notes the investment adviser’s obligation to disclose its proxy voting procedures. Therefore, the Company has adopted the following procedures:

1.	FORM N-1A: These procedures shall be included in the Company’s Statement of Additional Information (“SAI”) in their entirety (attached as an exhibit) and related disclosures shall be added to the SAI.

2.
ADVISER’S DISCLOSURES: In connection with establishing these procedures the Board of Trustees has considered the investment adviser’s proxy voting procedures and does, hereby, acknowledge disclosure by the investment adviser. It is understood that investment adviser designate personnel (or a designated outside service provider retained by the investment adviser) who are (or is) the person responsible for voting proxies. Accordingly, the investment adviser is directly and/or indirectly responsible for implementation, operation and disclosure under these procedures.

F. Supervision - Oversight

The Company’s Vice President and Secretary shall monitor the voting of proxies, SEC reporting concerning proxy voting, and disclosures with respect to proxy voting under these procedures; and shall report to the Board of Trustees at each quarterly meeting with respect to proxy voting under these procedures.

PART C

OTHER INFORMATION

ITEM 23. EXHIBITS

(a)	1.	Copy of the Trust Instrument of the Registrant dated November 25, 1997 (Exhibit incorporated by reference as filed in initial Form N-1A on December 4, 1997, accession number 0001004402-97-000244).

	2.	Amendment No. 1 to the Trust Instrument of the Registrant dated November 25, 1997, is to be filed with subsequent amendment.

(b)	Not Applicable.

(c)	See Sections 2.02, 2.04 and 2.06 of the Trust Instrument filed as Exhibit (a).

(d)	1.
Investment Advisory Agreement between Registrant and Parkway Advisors, L.P. with respect to the Growth Equity Fund, and Value Equity Fund, dated as of December 1, 2002 (Exhibit incorporated by reference as Exhibit (d)(1) as filed in post-effective amendment No. 20 on February 28, 2003, accession number 0001093801-03-000264).

	2.
Investment Sub-Advisory Agreement between Registrant, Parkway Advisors, L.P. and Davis Hamilton Jackson & Associates, L.P., with respect to the Government Bond Fund, Growth Equity Fund, and Value Equity Fund, dated as of December 1, 2002 (Exhibit incorporated by reference as Exhibit (d)(3) as filed in post-effective amendment No. 20 on February 28, 2003, accession number 0001093801-03-000264).

	3.
Investment Sub-Advisory Agreement between Registrant, Parkway Advisors, L.P. and Eagle Asset Management, Inc. with respect to the Government Bond Fund, Growth Equity Fund, and Value Equity Fund, dated as of December 1, 2002 (Exhibit incorporated by reference as Exhibit (d)(4) as filed in post-effective amendment No. 20 on February 28, 2003, accession number 0001093801-03-000264).

	4.
Investment Advisory Agreement between Registrant and Nashville Capital Corporation with respect to the Monteagle Fixed Income Fund, Monteagle Value Fund, and Monteagle Large-Cap Growth Fund - To be filed with subsequent amendment.

	5.	Investment Sub-Advisory Agreement between Registrant, Nashville Capital Corporation and Howe & Rusling, Inc. with respect to the Monteagle Fixed Income Fund - To be filed with subsequent amendment.

	6.
Investment Sub-Advisory Agreement between Registrant, Nashville Capital Corporation and Robinson Investment Group, Inc. with respect to the Monteagle Value Fund - To be filed with subsequent amendment.

	7.
Investment Sub-Advisory Agreement between Registrant, Nashville Capital Corporation and Northstar Capital Management, Inc. with respect to the Monteagle Large-Cap Growth Fund - To be filed with subsequent amendment.

(e)	1.	Underwriting Agreement between Registrant and Citco Mutual Fund Distributors, Inc. - To be filed with subsequent amendment.

(f)	None.

(g)
Form of Custodian Agreement between Registrant and Investors Bank & Trust Company (Exhibit incorporated by reference as filed in post-effective amendment No. 7 on March 1, 2000, accession number 0001004402-00-000158).

(h)	1.
Expense Limitation Agreement between Registrant and Parkway Advisors, L.P. dated as of March 1, 2004 (Exhibit incorporated by reference as filed in post-effective amendment No. 22 on February 27, 2004, accession number 0001144204-04-002207).

	2.
Shareholder Service and Distribution Agreement between Registrant and Parkway Advisors Group, Inc. dated as of January 30, 2004 (Exhibit incorporated by reference as filed in post-effective amendment No. 22 on February 27, 2004, accession number 0001144204-04-002207).

	3.
Securities Lending Agency Agreement between Registrant and Investors Bank & Trust Company dated January 31, 2000 (Exhibit incorporated by reference as filed in post-effective amendment No. 7 on March 1, 2000, accession number 0001004402-00-000158).

	4.	Mutual Fund Services Agreement between Registrant and Citco Mutual Fund Services, Inc. dated July 1, 2006 - To be filed with subsequent amendment.

	5.	Agreement and Plan of Reorganization between Registrant with respect to the Government Bond Fund and Unified Series Trust - To be filed with subsequent amendment.

(i)	1.	Opinion of Counsel to Registrant (Exhibit incorporated by reference as filed in post-effective amendment No. 26 on June 29, 2006, accession number 0001144204-06-026909).

	2.	Opinion and Consent of Charles W. Lutter, Jr. Attorney and Counselor at Law - To be filed with subsequent amendment.

(j)	1.	Independent Auditors’ Consent - Filed Herewith.

(k)	None.

(l)
Investment Representation letter of original purchaser of shares of Registrant (Exhibit incorporated by reference as filed in post-effective amendment No. 1 on March 18, 1998, accession number 0001004402-98-000197).

(m)	None.

(n)	None.

(p)	1.	Code of Ethics adopted by Registrant on February 17, 2004 (Exhibit incorporated by reference as filed in post-effective amendment No. 22 on February 27, 2004, accession number 0001144204-04-002207).

2.
Code of Ethics adopted by Davis Hamilton Jackson & Associates, L.P. (Exhibit incorporated by reference as filed in post-effective amendment No. 8 on April 28, 2000, accession number 0001004402-00-000129).

	3.	Code of Ethics adopted by Eagle Asset Management, Inc. (Exhibit incorporated by reference as filed in post-effective amendment No. 22 on June 28, 2002, accession number 0000919574-02-001146).

4.
Code of Ethics adopted by Parkway Advisors, L.P. (Exhibit incorporated by reference as Exhibit (p)(6) as filed in post-effective amendment No. 21 on December 30, 2003, accession number 0001093801-03-001630).

5.
Code of Ethics adopted by Citco Mutual Fund Distributors, Inc. (Exhibit incorporated by reference as Exhibit (p)(7) as filed in post-effective amendment No. 21 on December 30, 2003, accession number 0001093801-03-001630).

	6.	Code of Ethics adopted by Nashville Capital Corporation - To be filed with subsequent amendment.

	7.	Code of Ethics adopted by Howe & Rusling, Inc. - To be filed with subsequent amendment.

	8.	Code of Ethics adopted by Northstar Capital Management, Inc. - To be filed with subsequent amendment.

	9.	Code of Ethics adopted by Robinson Investment Group, Inc. - To be filed with subsequent amendment.

OTHER EXHIBITS:

1.	Power of Attorney -- (Exhibit incorporated by reference as Exhibit (p)(6) as filed in post-effective amendment No. 26 on June 29, 2006, accession number 0001144204-06-026909).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 25. INDEMNIFICATION

Section 10.02 of the Registrant’s Trust Instrument provides as follows:

SECTION 10.02 INDEMNIFICATION.

(a) Subject to the exceptions and limitations contained in Subsection 10.02(b): (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a Covered Person) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; (ii) the words claim, action, suit, or proceeding shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words liability and expenses shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a Person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other Persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 10.02.

Section 4 of the Investment Advisory Agreement provides in substance as follows:

SECTION 4. STANDARD OF CARE

The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust, and as an inducement to the Adviser’s undertaking these services the Adviser shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, breach of fiduciary duty willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder and except as otherwise provided by law.

Section 7 of the Mutual Fund Services Agreement provides in substance as follows:

SECTION 7. INDEMNIFICATION.

The Trust agrees to indemnify and hold harmless CMFS from and against any and all actions, suits, claims, losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) (collectively, “Losses”) to which CMFS may become liable arising directly or indirectly out of any action or omission to act which CMFS takes (i) at any request or on the direction of or in reliance on the reasonable advice of the Trust, or (ii) upon any instruction, notice or other instrument that CMFS reasonably believes to be genuine and to have been signed or presented by a duly authorized representative of the Trust (other than an employee or other affiliated person of CMFS who may otherwise be named as an authorized representative of the Trust for certain purposes). Further, CMFS shall not be indemnified against or held harmless from any Losses arising directly or indirectly out of CMFS’ own willful misfeasance, bad faith, negligence in the performance of its duties, or reckless disregard of its obligations and duties hereunder. (As used in this Article 8, the term “CMFS” shall include Trustees, officers, employees and other agents of CMFS as well as CMFS itself).

CMFS agrees to indemnify and hold harmless the Trust from and against any and all actions, suits, claims, losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) (collectively, “Losses”) to which the Trust may become liable arising directly or indirectly out of CMFS’s own willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties as set forth in this Agreement. (As used in this Article 8, the term “CMFS” shall include Trustees, officers, employees and other agents of CMFS as well as CMFS itself.).

The party seeking indemnification under this Article 8 shall notify the other party within ten (10) days after receipt of any written assertion of such claim threatening to institute or actually instituting an action or proceeding, including service of summons or other legal process. Failure to notify the party from whom indemnification is sought will relieve that party from any liability which it may have on account of the indemnity provisions set forth under this Article 8.

The parties will cooperate in the control of the defense of any action, suit or proceeding. Any party from whom indemnification is sought may negotiate the settlement of any action, suit or proceeding subject to the other party’s approval, which approval will not be unreasonably withheld. The party seeking indemnification reserves the right to participate in the defense or settlement of a claim, action or proceeding with its own counsel, at its own cost, unless:

☒ it has received an opinion from counsel to the indemnifying party stating that the use of common counsel would present an impermissible conflict of interest which does not otherwise alter the ability to obtain indemnification;

☒ the defendants in, or targets of, any such action or proceeding include both CMFS and the Trust, and legal counsel to either party has reasonably concluded that there are legal defenses available to a party which are different from or additional to those available to the other party or which may be adverse to or inconsistent with defenses available to a party; or

☒ the party from whom indemnification is sought authorizes the other party to employ separate counsel at the expense of the indemnifying party.

☒ The terms of this Article 8 will survive the termination of this Agreement.

Section 8 of the Underwriting Agreement provides in substance as follows:

SECTION 8. INDEMNIFICATION.

(a) The Trust agrees to indemnify, defend and hold the Underwriter, its officers, and Trustees, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), free and harmless from and against any and all claims, demands or liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter, its officers, Trustees or any such controlling persons may incur under the 1933 Act, the 1934 Act, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Trust’s Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by the Underwriter to the Trust for use in the Registration Statement. The Underwriter agrees to comply with all of the applicable terms and provisions of the 1934 Act.

(b) The Underwriter agrees to indemnify, defend, and hold the Trust, its officers, Trustees, employees shareholders and agents, and any person who controls the Trust within the meaning of Section 15 of the 1933 Act of Section 20 of the 1934 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Trust, its Trustees, officers, employees, shareholders and agents, or any such controlling person may incur under the 1933 Act, the 1934 Act or under common law or otherwise arising out of or based upon Underwriter’s failure to comply with its regulatory obligations in connection with the offering of shares, any untrue statement of a material fact contained in information furnished in writing by the Underwriter to the Trust for use in the Registration Statement, or arising out of or based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement necessary to make such information not misleading.

(c) A party seeking indemnification hereunder (the “Indemnitee”) shall, give prompt written notice to the party from whom indemnification is sought (“Indemnitor”) of a written assertion or claim of any threatened or pending legal proceeding which may be subject to indemnity under this Section; provided, however, that failure to notify the Indemnitor of such written assertion or claim shall not relieve the Indemnitor of any liability arising from this Section. The Indemnitor shall be entitled, if it so elects, to assume the defense of any suit brought to enforce a claim subject to this Agreement and such defense shall be conducted by counsel chosen by the Indemnitor and satisfactory to the Indemnitee; provided, however, that if the defendants include both the Indemnitee and the Indemnitor, and the Indemnitee shall have reasonably concluded that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnitor (“conflict of interest”), the Indemnitor shall have the right to select separate counsel to defend such claim on behalf of the Indemnitee. In the event that the Indemnitor elects to assume the defense of any suit pursuant to the preceding sentence and retains counsel satisfactory to the Indemnitee, the Indemnitee shall bear the fees and expenses of additional counsel retained by it except for reasonable investigation costs which shall be borne by the Indemnitor.

(d) It is understood that indemnification may be limited by interpretations under the 1933 Act, 1934 Act and other laws. It is also understood that the obligation to indemnify pursuant to this section does not extend to situations where the Indemnitee has been found to or has engaged in wrongful conduct.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Parkway Advisors, L.P.

The descriptions of Parkway Advisors, L.P. under the caption Management-Investment Advisers in the Prospectuses and Statement of Additional Information, constituting certain of Parts A and B, respectively, relating to the Quality Growth Equity Fund and Large Cap Value Equity Fund, of this amendment to the Trust’s registration statement are incorporated by reference herein.

Information as to the officers and directors of Parkway Advisors, L.P. together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of Parkway Advisors, L.P. in the last two years, is included in its application for registration as an investment adviser of Form ADV (File No. 801-60265) and is incorporated by reference herein.

(b) Nashville Capital Corporation

The descriptions of Nashville Capital Corporation under the caption Management-Investment Advisers in the Prospectuses and Statement of Additional Information for the Fixed Income Fund, Large Cap Growth Equity Fund and Value Equity Fund, constituting certain of Parts A and B, respectively, of this amendment to the Trust’s registration statement are incorporated by reference herein.

Information as to the officers and directors of Nashville Capital Corporation together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of Nashville Capital Corporation in the last two years, is included in its application for registration as an investment adviser of Form ADV (File No. 801-32593) and is incorporated by reference herein.

(c) Davis Hamilton Jackson & Associates, L.P.

The descriptions of Davis Hamilton Jackson & Associates, L.P., (DHJA) under the caption Management-Sub-Advisers in the Prospectus and Statement of Additional Information relating to the Quality Growth Fund constituting certain of Parts A and B, respectively, of this amendment to the Trust’s registration statement are incorporated by reference herein.

Information as to the officers and directors of DHJA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of DHJA in the last two years, is included in its application for registration as an investment adviser of Form ADV (File No. 801-56194) and is incorporated by reference herein.

(d) Howe & Rusling, Inc.

The descriptions of Howe & Rusling, Inc. (H&R) under the caption Management-Sub-Advisers in the Prospectus and Statement of Additional Information relating to the Fixed Income Fund constituting certain of Parts A and B, respectively, of this amendment to the Trust’s registration statement are incorporated by reference herein.

Information as to the officers and directors of H&R, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of H&R in the last two years, is included in its application for registration as an investment adviser of Form ADV (File No. 801-00294) and is incorporated by reference herein.

(e) Northstar Capital Management, Inc.

The descriptions of Northstar Capital Management, Inc. (Northstar) under the caption Management-Sub-Advisers in the Prospectus and Statement of Additional Information relating to the Large Cap Growth Fund constituting certain of Parts A and B, respectively, of this amendment to the Trust’s registration statement are incorporated by reference herein.

Information as to the officers and directors of Northstar, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of Northstar in the last two years, is included in its application for registration as an investment adviser of Form ADV (File No. 801-57639) and is incorporated by reference herein.

(f) Robinson Investment Group, Inc.

The descriptions of Robinson Investment Group, Inc. (Robinson) under the caption Management-Sub-Advisers in the Prospectus and Statement of Additional Information relating to the Value Fund constituting certain of Parts A and B, respectively, of this amendment to the Trust’s registration statement are incorporated by reference herein.

Information as to the officers and directors of Robinson, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of Robinson in the last two years, is included in its application for registration as an investment adviser of Form ADV (File No. 801-51450) and is incorporated by reference herein.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Citco Mutual Fund Distributors, Inc. (“Citco Mutual Distributors”), the principal underwriter for the Registrant, also acts as a principal underwriter, depositor or investment adviser for the following entities: Community Reinvestment Act Qualified Investment Plan, The Penn Street Fund, Inc., The Emerald Funds, The Henssler Fund, The Noah Investment Group, IPS, and The Quaker Investment Trust.

(b) The table below provides information for each director, officer or partner of Citco Mutual Fund Distributors, Inc., 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355:

Name and Principal	Positions and Offices with Citco Mutual Fund Distributors	Positions and Offices with Registrant
Tim Biedrzycki	Director, Chairman	None
George Chamberlain, Jr.	Director, President, CCO	None
Toni Neff	Secretary	None
Paul L. Giorgio	Chief Financial Officer	None

(c) The following table reflects all commissions and other compensation received directly or indirectly from the Funds during the last fiscal year by each principal underwriter who is not an affiliated person of the Trust or any affiliated person of an affiliated person.

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commission	Compensation on Repurchases	Redemption Brokerage Commissions	Other Compensation
Citco Mutual Fund Distributors	$ 0	$ 0	$ 0	$ 5,000* *Offset against CMFS fees

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Monteagle Funds’ administrator, accounting and transfer agent service provider, Citco Mutual Fund Services, Inc., 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or sub-adviser, as listed in Item 26 hereof.

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Abilene, State of Texas on July 5, 2006.

MEMORIAL FUNDS

/S/ CARL CLAYTON PETERSON
By: Carl Clayton Peterson, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

/S/ CARL CLAYTON PETERSON	President and	July 5, 2006
Carl Clayton Peterson	Trustee

/S/ LARRY JOE ANDERSON*	Trustee	July 5, 2006
Larry Joe Anderson

/S/ BRIAN JOSEPH GREEN*	Trustee	July 5, 2006

Brian Joseph Green

/S/ CHARLES MICHAEL KINARD*	Trustee	July 5, 2006
Charles Michael Kinard

*By: /S/ CHARLES W. LUTTER, JR.
Charles W. Lutter, Jr., Attorney-in-Fact*